Exhibit 10.1

                                                                  EXECUTION COPY


                             CONTRIBUTION AGREEMENT





                                  BY AND AMONG





          BLUFF POINT ASSOCIATES CORP., MCINERNEY/GABRIELE FAMILY LIMITED PARTNERSHIP, R. CLIFTON D'AMATO, JOHN H. MOODY, MSCS VENTURES, INC., MATRIX BANCORP, INC., MATRIX CAPITAL BANK, OPTECH SYSTEMS, INC., LET LEE


                                       AND


                           MG COLORADO HOLDINGS, INC.







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                                Table of Contents


                                                                          Page

ARTICLE I:      CONTRIBUTION..................................................3
ARTICLE II:     REPRESENTATIONS AND WARRANTIES OF THE OPTECH STOCKHOLDERS.....9
ARTICLE III:    REPRESENTATIONS AND WARRANTIES OF OPTECH.....................11
ARTICLE IV:     REPRESENTATIONS AND WARRANTIES OF MSCS VENTURES..............13
ARTICLE V:      REPRESENTATIONS AND WARRANTIES OF D'AMATO AND MOODY..........15
ARTICLE VI:     REPRESENTATIONS AND WARRANTIES OF MG COLORADO HOLDINGS.......17
ARTICLE VII:    REPRESENTATIONS AND WARRANTIES OF MATRIX CAPITAL BANK........19
ARTICLE VIII:   COVENANTS AND ADDITIONAL AGREEMENTS..........................26
ARTICLE IX:     CLOSING CONDITIONS...........................................33
ARTICLE X:      INDEMNIFICATION..............................................39
ARTICLE XI:     NON-COMPETITION AGREEMENT....................................42
ARTICLE XII:    MISCELLANEOUS................................................44

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                                    Exhibits

Exhibit A - Ownership Chart

Exhibit B - Form of Certificate of Incorporation of MG Colorado Holdings

Exhibit C - Bylaws of MG Colorado Holdings

Exhibit D - Stockholders Agreement by and among MG Colorado Holdings and all its Stockholders.

Exhibit E - Form of Second Amended and Restated Operating Agreement of Matrix Settlement and Clearance Services, LLC.

Exhibit F - Form of Amended and Restated Administrative Services Agreement

Exhibit G - Form of Termination of Payment Agreement.

Exhibit H - Form of Termination and Transfer Amendment to NSCC Clearing Agreement, dated as of September 2, 1999 between MSCS and Matrix Capital Bank, as previously amended by an amendment dated as of August 31, 2001.

Exhibit I - Form of Termination and Transfer Amendment to NSCC Clearing Agreement, dated as of August 31, 2001 between MSCS Financial Services LLC and Matrix Capital Bank.

Exhibit J - Form of Interim Services Agreement between Matrix Bancorp and MG Colorado Holdings.

Exhibit K - Form of Banking Services Agreement between Matrix Capital Bank and MG Colorado Holdings.

Exhibit L - Certificate of Moody.

Exhibit M - Certificate of D'Amato

Exhibit N - Certificate of Lee

Exhibit O - Matrix Bancorp Secretary's Certificate (including incumbency, authorizing resolutions, articles and bylaws).

Exhibit P - Matrix Capital Bank Secretary's Certificate (including incumbency, authorizing resolutions, articles and bylaws).

Exhibit Q - MG Colorado Holdings Secretary's Certificate (including incumbency, authorizing resolutions, articles and bylaws).

Exhibit R - Certificate of MG Partnership (including incumbency, authorizing resolutions and certificate of limited partnership).

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Exhibit  S -  Certificate  of Bluff  Point  (including  incumbency,  authorizing resolutions and certificate of limited partnership).

Exhibit T - MSCS Ventures Secretary's Certificate (including incumbency, authorizing resolutions, articles and bylaws).

Exhibit U - Optech Secretary's Certificate (including incumbency, authorizing resolutions, articles and bylaws).

Exhibit V - Matrix Capital Bank Legal Opinion - re: Trust Operations.

Exhibit W - MG Colorado Holdings Legal Opinion.

Exhibit X - MSCS Ventures Legal Opinion.

Exhibit Y - Optech Legal Opinion.

Exhibit Z - Bluff Point Legal Opinion.

Exhibit AA - MG Partnership Legal Opinion.

Exhibit BB - Form of Escrow Agreement among MG Colorado Holdings, Matrix Capital Bank and EGS.

Exhibit CC - Form of Second Amendment to License Agreement Between Optech and MSCS.

Exhibit DD - Form of First Lease Modification Agreement between Matrix Tower and MSCS.

Exhibit EE - Form of Lease Termination Agreement between Matrix Tower and Matrix Capital Bank.

Exhibit FF - MG Colorado Holdings Stock Option Agreements.

Exhibit GG - List of Agreements Continuing In Effect and Agreements Being Terminated.


                                    Schedules

Schedule 1.6(a) - Acquired Contracts

Schedule 1.6(b) - Securities and Cash on Hand

Schedule 1.6(d) - Licenses necessary for operation of Trust

Schedule 1.6(e) - List of all Trust Operations Customers

Schedule 1.6(f) - List of all of MCBTS's Contracts and Commitments

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Schedule  1.6(h) - List of all computer  software and programs  associated  with
MCBTS

Schedule 1.6(i) - Rights and obligations under leases and subleases, along with payments and prepaid expenses

Schedule 1.6(j) - Right and title to permits related to MCBTS

Schedule 1.6(k) - Trust operations marketing and business records

Schedule 1.6(l) - List of all furniture, equipment and fixtures assigned to MCBTS

Schedule 1.6(n) - All Intellectual Property of MCBTS

Schedule 1.6(s) - Assets not included in the transfer of MCBTS

Schedule 1.6(z) - Liabilities and obligations to be included in transfer

Schedule 7.3 (a) - Liens and encumbrances

Schedule 7.5 - No  Violations

Schedule 7.6 - Governmental Consents Required

Schedule 7.7 - Litigation

Schedule 7.9 - Permits for Trust Operations

Schedule 7.10 - Employee Matters

Schedule 7.12(a) - Material Agreements

Schedule 7.14 - Pricing and Tax Liability and withholdings remitted

Schedule 7.15(a)(i) - List of all Customers by revenue to MCBTS

Schedule 7.16 - Intellectual Property Rights


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                             CONTRIBUTION AGREEMENT

     This Contribution Agreement (this "Agreement") is made and entered into as of December 1, 2004, by and among BLUFF POINT ASSOCIATES CORP., a Delaware corporation ("Bluff Point"), MCINERNEY/GABRIELE FAMILY LIMITED PARTNERSHIP, a Delaware limited partnership ("MG Partnership"), LET LEE ("Lee"), R. CLIFTON D'AMATO ("D'Amato"), JOHN H. MOODY ("Moody"), OPTECH SYSTEMS, INC., a Delaware corporation ("Optech"), MSCS VENTURES, INC., a Colorado corporation ("MSCS Ventures"), MATRIX BANCORP, INC., a Colorado corporation ("Matrix Bancorp"), and MATRIX CAPITAL BANK, a federally chartered savings bank ("Matrix Capital Bank") (collectively the "Contributing Parties", with the cash, stock, assets and rights and interests being contributed by such parties, or by wholly-owned subsidiaries of such parties, to MG COLORADO HOLDINGS (defined below), as described herein, being sometimes referred to collectively as the "Contributions"), and MG COLORADO HOLDINGS, INC., a newly formed Delaware corporation ("MG Colorado Holdings") (each a "Party" and collectively, the "Parties").

                                   WITNESSETH

     WHEREAS, MG Colorado Holdings has been formed for, among other reasons, the transactions contemplated herein; and

     WHEREAS, Matrix Settlement and Clearance Services, LLC, a New York limited liability company ("MSCS"), is engaged in the business of providing automated clearing and settlement services for financial institutions, trust companies, broker-dealers and third-party administrators; and

     WHEREAS, Matrix Capital Bank, through its trust services division, is engaged in the business of providing trust and custodial services in connection with the automated clearing and settlement services provided by MSCS (such business, along with all of its operating assets and contracts, all as more specifically identified in Section 1.6 hereof, being referred to herein as the "Trust Operations"); and

     WHEREAS, Optech owns fifty percent (50%) of the Class A interests of MSCS (the "Optech A Interests"), and MG Partnership and Lee (the "Optech Stockholders") collectively own one hundred percent (100%) of the issued and outstanding shares of common stock, $.01 par value, of Optech (the "Optech Stock") and desire to contribute such Optech Stock to MG Colorado Holdings in exchange for one million five hundred twenty-five thousand (1,525,000) shares of MG Colorado Holdings common stock, $.001 par value (the "MG Colorado Holdings Stock"); and

     WHEREAS, MSCS Ventures owns fifty percent (50%) of the Class A interests of MSCS (the "MSCS Ventures A Interests") and desires to contribute such MSCS Ventures A Interests to MG Colorado Holdings in exchange for one hundred ninety-four thousand seven hundred ninety-two (194,792) shares of MG Colorado Holdings Stock and ten million three hundred two thousand and eighty-four ($10,302,084) dollars; and

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     WHEREAS,  one  hundred  percent  (100%) of the  previously  issued  Class B interests of MSCS (the "MSCS B Interests") were subsequently contributed to MSCS in connection with a restructuring of the ownership of MSCS, and there are currently no outstanding MSCS Class B interests; and

     WHEREAS, D'Amato owns fifty percent (50%) of the Class C interests of MSCS (the "D'Amato C Interests") and desires to contribute such D'Amato C Interests to MG Colorado Holdings in exchange for one hundred thirty-six thousand one hundred eleven (136,111) shares of MG Colorado Holdings Stock; and

     WHEREAS, Moody owns fifty percent (50%) of the Class C interests of MSCS (the "Moody C Interests") and desires to contribute such Moody C Interests to MG Colorado Holdings in exchange for one hundred thirty-six thousand one hundred eleven (136,111) shares of MG Colorado Holdings Stock; and

     WHEREAS, Matrix Capital Bank owns one hundred percent (100%) of the Trust Operations and desires to contribute such Trust Operations to MG Colorado Holdings in exchange for seventy-five thousand (75,000) shares of MG Colorado Holdings Stock; and

     WHEREAS, in connection with the Reorganization (as hereinafter defined), Bluff Point desires to contribute a minimum of fifteen million three hundred two thousand and eighty-four dollars ($15,302,084) and a maximum of nineteen million three hundred two thousand and eighty-four dollars ($19,302,084) (the "Bluff Point Cash Contribution," with the minimum amount of such contribution being referred to as the "Initial Bluff Point Cash Contribution" and subsequent funds contributed, if any, being referred to as the "Additional Bluff Point Cash Contribution") in exchange for a minimum of one million five hundred thirty thousand two hundred nine (1,530,209) and a maximum of one million nine hundred thirty thousand two hundred nine (1,930,209) shares of MG Colorado Holdings Stock, the total amount of such Bluff Point Cash Contribution to be determined by MG Colorado Holdings (as is described more fully in Section 1.3(g) below); and

     WHEREAS, Bluff Point, the Optech Stockholders, MSCS Ventures, D'Amato, Moody and Matrix Capital Bank (the "MG Colorado Holdings Stockholders") desire to reorganize the ownership of MSCS and the Trust Operations in a tax-deferred reorganization (the "Reorganization"), which shall be effective as of December 1, 2004, in accordance with the provisions of Section 351 of the Internal Revenue Code of 1986, as amended (the "Code") by contributing to MG Colorado Holdings, in exchange for certain shares of MG Colorado Holdings Stock and, in the case of MSCS Ventures, the cash contemplated by Section 1.3(b), all of the Optech Stock, MSCS Ventures A Interests, D'Amato C Interests, Moody C Interests, Trust Operations and the Bluff Point Cash Contribution; and

     WHEREAS, concurrent with the Reorganization, MG Colorado Holdings and the MG Colorado Holdings Stockholders (except Matrix Capital Bank, which shall, upon distribution, immediately transfer its shares of MG Colorado Holdings Stock to MSCS Ventures) will enter into a stockholders agreement in the form attached hereto as Exhibit D (the "Stockholders Agreement"); and

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     WHEREAS,  as part of the  Reorganization,  MG Colorado Holdings will form a new Colorado corporation, which will be a wholly-owned subsidiary, to hold the Trust Operations (the "Trust Entity"); and

     WHEREAS, upon the effectuation of the Reorganization, MG Colorado Holdings will own one hundred percent (100%) of the equity interests of MSCS, fifty-five (55%) of such interests being held directly and forty-five percent (45%) of such interests being held through Optech, MG Colorado Holdings' wholly-owned subsidiary; and

     WHEREAS, upon the effectuation of the Reorganization and the Trust Operations Closing (as defined below), MG Colorado Holdings will own one hundred (100%) of the equity interests of the Trust Operations through its wholly-owned Trust Entity subsidiary; and

     WHEREAS, the Parties hereto desire to re-define the various ancillary business relationships between such parties and their Affiliates, as more fully described in Article VIII hereto.

     NOW, WHEREFORE, in consideration of the recitals above, the mutual premises set forth herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                             ARTICLE I: CONTRIBUTION

    1.1 Contribution and Reorganization. Pursuant to the terms and subject to the conditions set forth herein, (A) the Contributing Parties hereby agree to make the Contributions described herein and (B) MG Colorado Holdings agrees to
(i) issue to the Contributing Parties the MG Colorado Holdings Stock described in Section 1.3 and (ii) pay to MSCS Ventures the cash described in Section 1.3, each in exchange for their respective contributions as described more fully in
Section 1.3. Exhibit A hereto lists the respective ownership amounts and the percentage of MG Colorado Holdings held by all Parties hereto after giving effect to all of the transactions contemplated by this Agreement.

    1.2 Closing Date. The closing of the Reorganization (the "Closing") will take place at the offices of Ellenoff Grossman & Schole LLP at 10:00 a.m. local time on December 1, 2004, or at such other date, time and place as is mutually agreed among the parties or, if all of the conditions to the obligations of the Parties set forth in Section 9.1 and Section 9.3 have not been satisfied or waived by December 1, 2004 and there is no agreement among the parties as to another day, on the day which is two business days following the date on which all such conditions have been satisfied or waived (such date and time of closing being herein called the "Closing Date").

    1.3   Exchange. At the Closing, the following exchanges will occur:

          (a) The Optech Stockholders will contribute the Optech Stock to MG Colorado Holdings in exchange for one million five hundred and twenty-five thousand (1,525,000) shares of MG Colorado Holdings Stock.

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          (b) MSCS Ventures will  contribute the MSCS Ventures A Interests to MG
Colorado Holdings in exchange for one hundred ninety-four thousand seven hundred ninety-two (194,792) shares of MG Colorado Holdings Stock and ten million three hundred two thousand eighty-four ($10,302,084) dollars.

          (c) D'Amato will contribute the D'Amato C Interests to MG Colorado Holdings in exchange for one hundred thirty-six thousand one hundred eleven (136,111) shares of MG Colorado Holdings Stock.

          (d) Moody will contribute the Moody C Interests to MG Colorado Holdings in exchange for one hundred thirty-six thousand one hundred eleven (136,111) shares of MG Colorado Holdings Stock.

          (e) Matrix Capital Bank will contribute the Trust Operations to MG Colorado Holdings (as more fully described in Section 1.6 hereto) or, if (i) Matrix Capital Bank has not yet received the applicable regulatory approvals, if any, necessary for Matrix Capital Bank to contribute the Trust Operations to MG Colorado Holdings (the "MCB Regulatory Approvals"), (ii) MG Colorado Holdings has not yet received the applicable regulatory approvals necessary for the Trust Entity to own and operate the Trust Operations (the "MGHC Regulatory Approvals"), and (iii) Matrix Capital Bank has not yet received the other third party consents or approvals identified in Schedule 7.5, Schedule 7.6 and/or
Schedule 7.12 hereto necessary or appropriate in order to contribute the Trust Operations to MG Colorado Holdings (the "Miscellaneous MCB Approvals"), then upon the receipt of such approvals identified in (i), (ii) and (iii) above (which are collectively referred to herein sometimes as the "Trust Operations Approvals"), Matrix Capital Bank and MG Colorado Holdings will hold a subsequent closing (the "Trust Operations Closing") and, at such time, execute all documents reasonably necessary to effect such contribution (including, but not limited to an assignment and assumption agreement and a bill of sale). In exchange, MG Colorado Holdings will issue to Matrix Capital Bank seventy-five thousand (75,000) shares of MG Colorado Holdings Stock. Such seventy-five thousand (75,000) shares of MG Colorado Holdings Stock shall be held in escrow by Ellenoff Grossman & Schole LLP ("EGS") in accordance with an escrow agreement by and among MG Colorado Holdings, Matrix Capital Bank and EGS, as escrow agent (the "Escrow Agreement"), in substantially the form of Exhibit BB attached hereto, until the earlier of: (A) the receipt of all Trust Operations Approvals, or (B) December 1, 2005 (the "Expiration Date"). Upon the receipt of all the Trust Operations Approvals and the effectuation of the Contribution of the Trust Operations to MG Colorado Holdings (as described more fully in Section 1.6 hereto), the escrowed shares described herein will be released to Matrix Capital Bank, which will, immediately after such issuance of the seventy-five thousand (75,000) shares and release from escrow, transfer and sell such shares of MG Colorado Holdings Stock to MSCS Ventures and such transfer and sale shall be exempt from the restrictive provisions of the Stockholders Agreement. However, if the Trust Operations Approvals for the contribution of the Trust Operations have not been obtained prior to the Expiration Date, the escrowed shares shall be released to MG Colorado Holdings for cancellation and all parties shall be relieved from any further obligations in connection with the contribution of the Trust Operations.

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          (f) Matrix  Bancorp will  contribute its consent to use by MG Colorado
Holdings of the name "Matrix Settlement and Clearance Services, LLC," and any derivations thereof, and all of its right, title and interest, if any, in and to such name and derivations; provided, however, that such consent and contribution is without representation or warranty of any kind in regards to the rights of MG Colorado Holdings to use such name or names or whether such name or names infringe or are confusingly similar to any trademark, servicemark, or any other statutory or common law rights of any third party.

          (g)  Bluff  Point  will   contribute  the  Initial  Bluff  Point  Cash
Contribution, which is fifteen million three hundred two thousand and eighty-four dollars ($15,302,084) to MG Colorado Holdings in exchange for one million five hundred thirty thousand two hundred nine (1,530,209) shares of MG Colorado Holdings Stock. The Additional Bluff Point Cash Contribution, up to the maximum amount of nineteen million three hundred two thousand and eighty-four dollars ($19,302,084), in the aggregate (taken together with the Initial Bluff Point Cash Contribution), will be contributed by Bluff Point to MG Colorado Holdings in exchange for a maximum of one million nine hundred thirty thousand two hundred nine (1,930,209) shares of MG Colorado Holdings Stock, in the aggregate, as needed post-Closing. The amount of such Additional Bluff Point Cash Contribution will be determined by MG Colorado Holdings based upon: (i) the regulatory capitalization requirements of owning and operating the Trust Operations, and (ii) the transaction costs of the Reorganization.

    1.4   Closing Deliveries. At the Closing,

          (a) Subject to Section 1.3(e), the Contributing Parties will assign or deliver the Contributions or certificates representing the Contributions, duly endorsed for transfer, and any other documents that are necessary to transfer to MG Colorado Holdings all right, title and interest to all such Contributions, including any requisite consents under other third-party agreements;

          (b) Bluff Point will deliver to MG Colorado Holdings the Initial Bluff Point Cash Contribution as set forth in Section 1.3(g); and

          (c) The Parties will execute and deliver all additional documents required to be delivered by each of them, as detailed more fully in Article IX hereto.

    1.5   Trust  Entity.   MG Colorado  Holdings will form the Trust Entity (the
"Trust Entity") upon receipt of the Trust Operations Approvals from the State of Colorado Division of Banking.

    1.6   Trust  Operations  Closing.   Subject  to the  terms  hereof  and the
conditions set forth in Section 9.2 and Section 9.4 herein, including the Expiration Date, upon receipt of all Trust Operations Approvals, Matrix Capital Bank and MG Colorado Holdings shall hold the Trust Operations Closing, which shall be held within ten (10) business days following the end of the calendar month during which the last of the Trust Operations Approvals is received. The last day of the calendar month during which the last of the Trust Operations Approvals is received is referred to herein as the "TO Month End." At the Trust Operations Closing, pursuant to the terms hereof and subject to the conditions set forth in Section 9.2 and Section 9.4 herein, (A) Matrix Capital Bank shall

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transfer,  assign, convey and deliver to MG Colorado Holdings,  all right, title and interest in and to all of the assets, whether real, personal and mixed, tangible or intangible, used directly or indirectly by Matrix Capital Bank in or otherwise relating to the Trust Operations, and as owned or held by Matrix Capital Bank, all as more specifically identified in the Schedules listed below in this Section 1.6 (the "Acquired Assets") and (B) MG Colorado Holdings will assume all liabilities associated with such Acquired Assets, as listed on
Schedule 1.6(z) hereto, and assume the obligation to discharge all assumed liabilities as they become due and payable (the "Assumed Obligations").

     The Acquired Assets shall include all of Matrix Capital Bank's right, title and interest in and to the following, wherever located, effective as of the TO Month End (the "Trust Operations Closing Date"):

          (a) all contracts for performance of services as more specifically identified on Schedule 1.6(a) hereto (the "Acquired Contracts"), payments previously made or due under such contracts will be distributed pursuant to
Section 1.7 hereof;

          (b) all customer trust and custodial accounts, including the cash on hand, cash equivalents, certificates of deposit and deposits, bank and money market accounts, and securities associated therewith of the Trust Operations as of the Trust Operations Closing Date, all as more specifically identified in
Schedule 1.6(b) hereto;

          (c) all goodwill related to the Acquired Assets;

          (d) the licenses used in connection with the operation of the Trust Operations that are identified on Schedule 1.6(d) hereto;

          (e) the customer lists, customer mailing lists and customer sales files which are used in connection with the operation of the Trust Operations, all as more specifically identified in Schedule 1.6(e) hereto;

          (f) all of Matrix Capital Bank's interest and rights in and to the agreements, contracts and commitments, relating to the Trust Operations to which Matrix Capital Bank is a party or by which its assets are bound and that are more specifically identified in Schedule 1.6(f) hereto;

          (g) [reserved];

          (h) the computer software and programs and any rights thereto associated with or employed in the conduct of the Trust Operations and that are identified in Schedule 1.6(h) hereto;

          (i) all payments, deposits and prepaid expenses associated with the leases and subleases associated with the Trust Operations, all as more specifically identified in Schedule 1.6(i) hereto;

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          (j) the rights of Matrix  Capital  Bank to the  permits (to the extent the same are transferable) directly or indirectly relating primarily to the Trust Operations and that are identified in Schedule 1.6(j) hereto;

          (k) all of the Trust Operations' business and marketing records, including copies of accounting and operating records, asset ledgers, inventory records, budgets, customer lists, supplier lists, information and data respecting leased or owned equipment, correspondence, and other business records directly related to the Trust Operations, all as more specifically identified in
Schedule 1.6(k) hereto, but excluding specifically any and all regulatory correspondence, exam reports and other filings and documents that Matrix Capital Bank is specifically prohibited by applicable law from disclosing or transferring to MG Colorado Holdings, including pursuant to applicable OTS rules and regulations (the "Excluded Books and Records");

          (l)  the  furniture,   equipment,   fixtures  and  computer   hardware
associated with the Trust  Operations,  all as more  specifically  identified in
Schedule 1.6(l) hereto;

          (m) all original books, financial records and ledgers of the Trust Operations (other than tax returns, minute books, stock records and the Excluded Books and Records), provided, however that such materials (other than the
Excluded Books and Records) will be made available for inspection and photocopying by MG Colorado Holdings upon request including any such records which are maintained in electronic form;

          (n) the Intellectual Property (as defined in Section 7.15) related to the Trust Operations that is identified on Schedule 1.6(n) hereto;

          (o) all claims, choses-in-action, warranties, refunds, rights of recovery, rights of set-off and rights of recoupment of any kind relating to the payment of taxes of the Trust Operations for periods after the Trust Operations Closing Date;

          (p) all mail or other communications addressed to Matrix Capital Bank and directly relating to the Trust Operations;

          (q) the surety bond regarding signature authentication, to the extent assignable; and

          (r)  the  federal  Employer   Identification  Number  currently  being
utilized by the Trust Operations, to the extent assignable.

     Notwithstanding the foregoing, the assets identified on Schedule 1.6(s) hereto shall not be contributed or transferred to MG Colorado Holdings in connection herewith and shall be excluded from the definition of "Acquired Assets" (such assets being referred to herein as the "Excluded Assets").

     Notwithstanding anything herein to the contrary, Matrix Capital Bank shall deliver to MG Colorado Holdings the Schedules called for by this Section 1.6, and Article VII hereto (A) initially on the date of execution of this Agreement and (B) as updated within five (5) business days following the TO Month End. MG

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Colorado  Holdings shall have five (5) business days  following  receipt of such updated Schedules from Matrix Capital Bank to either approve or reject such Schedules.

    1.7 Settlement Statement. At the Trust Operations Closing, Matrix Capital Bank and MG Colorado Holdings shall jointly prepare a settlement statement that identifies all the following amounts with respect to the Acquired Contracts as of the TO Month End: (i) fees billed in advance of services being rendered by the Trust Operations under the Acquired Contract and for which the counterparty under the Acquired Contract has already paid the fees billed (the "Fully Paid Amortized Fees"); (ii) fees billed in advance of services being rendered by the Trust Operations under the Acquired Contract but for which the counterparty under the Acquired Contract has not yet paid the fees billed (the "Unpaid Amortized Fees"); and (iii) fees billed in arrears or as services are performed by the Trust Operations, prior to the Trust Operations Closing Date, under the Acquired Contract but for which the counterparty under the Acquired Contract has not yet paid the fees billed (the "Unpaid Fully Earned Fees").

     With respect to the Fully Paid Amortized Fees, Matrix Capital Bank shall pay to the Trust Entity at the Trust Operations Closing the pro rata share for the Trust Entity of the Fully Paid Amortized Fees (based upon the relationship the days covered by the bill in question bears to the Trust Operations Closing
Date) and the Trust Entity shall thereupon become the owner of such pro rata portion of the Fully Paid Amortized Fees; (B) with respect to the Unpaid Amortized Fees, the Trust Entity shall pay to Matrix Capital Bank at the Trust Operations Closing the pro rata share for Matrix Capital Bank of the Unpaid Amortized Fees (based upon the relationship the number of days covered by the bill in question bears to the Trust Operations Closing Date) and, upon making such payment, the Trust Entity shall become the owner of the rights to collect all Unpaid Amortized Fees; and (C) with respect to the Unpaid Fully Earned Fees, Matrix Capital Bank shall be entitled to all of such fees and shall remain the owner of all of such Unpaid Amortized Fees. Matrix Capital Bank shall, as reasonably requested by the Trust Entity, use commercially reasonable efforts to assist the Trust Entity in its collection efforts with respect to the Unpaid Amortized Fees. The Trust Entity, MG Colorado Holdings and each of their Affiliates (including without limitation MSCS) shall, on behalf of Matrix Capital Bank, timely and diligently pursue collection of the Unpaid Fully Earned Fees and shall, consistent with past practice and on a commercially reasonable basis, report at least monthly to Matrix Capital Bank as to the status of and collection efforts relating to the Unpaid Fully Earned Fees; provided, however, that the foregoing sentence shall not in any way limit the ability of Matrix Capital Bank to pursue collection of such Unpaid Fully Earned Fees if Matrix Capital Bank so chooses in its sole discretion. In addition and without limiting the generality of the foregoing, to the extent that (X) Matrix Capital Bank receives payment in respect of the Unpaid Amortized Fees, it shall promptly remit such payment to the Trust Entity and (Y) MG Colorado Holdings, the Trust Entity or any of their Affiliates (including without limitation MSCS) receives payment in respect of the Unpaid Fully Earned Fees, the Trust Entity and MG Colorado Holdings shall, and shall cause each of their Affiliates to, promptly remit such payment to Matrix Capital Bank.

    1.8 Further Assurances. At or after the Closing or the Trust Operations Closing, as the case may be, and without further consideration, the Contributing Parties will execute and deliver to MG Colorado Holdings such further instruments of conveyance and transfer as MG Colorado Holdings may reasonably request in order to more effectively convey and transfer the Contributions to MG Colorado Holdings and to place MG Colorado Holdings in complete operational control and ownership of the Contributions and the Trust Operations, subject to any necessary regulatory approvals.

            ARTICLE II: REPRESENTATIONS AND WARRANTIES OF THE OPTECH
                                  STOCKHOLDERS

     The Optech Stockholders, severally, as applicable, and not jointly, hereby represent and warrant to MG Colorado Holdings and to each of the other Contributing Parties as follows:

    2.1 Organization. MG Partnership represents and warrants that: (i) MG Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power to conduct its business as presently conducted, and (ii) MG Partnership is not required to be qualified to do business in any other jurisdiction.

    2.2   Authority.

          (a) MG Partnership represents and warrants that: (i) MG Partnership has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other agreements, certificates and instruments to be executed by MG Partnership in connection with or pursuant to this Agreement (collectively, the "MG Partnership Documents"), (ii) the execution, delivery and performance by MG Partnership of this Agreement and the other MG Partnership Documents have been duly authorized by all necessary action on the part of MG Partnership, (iii) this Agreement has been, and at the Closing the other MG Partnership Documents will be, duly executed and delivered by MG Partnership and (iv) this Agreement is, and, upon execution and delivery by MG Partnership at the Closing, each of the other MG Partnership Documents will be, a legal, valid and binding agreement of MG Partnership, enforceable against MG Partnership in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (b) Lee represents and warrants that: (i) Lee has all requisite power and authority to execute, deliver and perform his obligations under this Agreement and the other agreements, certificates and instruments to be executed by Lee in connection with or pursuant to this Agreement (collectively, the "Lee Documents"), (ii) This Agreement has been, and at the Closing the other Lee Documents will be, duly executed and delivered by Lee and (iii) this Agreement is, and, upon execution and delivery by Lee at the Closing, each of the other Lee Documents will be, a legal, valid and binding agreement of Lee, enforceable against Lee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

    2.3   Title.

          (a) MG Partnership represents and warrants that: (i) MG Partnership owns two thousand six hundred forty-three (2,643) shares of Optech Stock constituting seventy-seven and sixty-seven hundredths percent (77.67%) of the Optech Stock (the "MG Partnership Optech Stock"), (ii) there are no outstanding options, warrants, convertible or exchangeable securities or other rights, agreements, arrangements or commitments obligating MG Partnership, directly or indirectly, to issue, sell, purchase, acquire or otherwise transfer or deliver any of the MG Partnership Optech Stock, or any agreement, document, instrument or obligation convertible or exchangeable therefore, (iii) there are no voting trusts, proxies or other agreements or understandings to which MG Partnership is a party or by which MG Partnership is bound with respect to the voting of the MG Partnership Optech Stock and (iv) none of MG Partnership's Optech Stock was acquired in violation of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Lee represents and warrants that: (i) Lee owns seven hundred sixty
(760) shares of Optech Stock constituting twenty two and thirty-three hundredths percent (22.33%) of the Optech Stock (the "Lee Optech Stock"), (ii) there are no outstanding options, warrants, convertible or exchangeable securities or other rights, agreements, arrangements or commitments obligating Lee, directly or indirectly, to issue, sell, purchase, acquire or otherwise transfer or deliver any of the Lee Optech Stock, or any agreement, document, instrument or obligation convertible or exchangeable therefor, (iii) there are no voting trusts, proxies or other agreements or understandings to which Lee is a party or by which Lee is bound with respect to the voting of the Lee Optech Stock and
(iv) none of Lee's Optech Stock was acquired in violation of the Securities Act.

    2.4   No Liens.


          (a) MG Partnership represents and warrants that: (i) MG Partnership owns the MG Partnership Optech Stock free and clear of any obligation, lien, claim, pledge, security interest, liability, charge, contingency or other encumbrance or claim of any nature (a "Lien") and (ii) upon the delivery of the MG Partnership Optech Stock to MG Colorado Holdings hereunder, MG Colorado Holdings will acquire the entire legal and beneficial interests in the MG Partnership Optech Stock, free and clear of any Lien and subject to no legal or equitable restrictions of any kind.

          (b) Lee represents and warrants that: (i) Lee owns the Lee Optech Stock free and clear of any Lien and (ii) upon the delivery of the Lee Optech Stock to MG Colorado Holdings hereunder, MG Colorado Holdings will acquire the entire legal and beneficial interests in the Lee Optech Stock, free and clear of any Lien and subject to no legal or equitable restrictions of any kind.

    2.5   Compliance with Securities Laws.

          (a) MG Partnership and Lee represent and warrant, severally, each on its own behalf that such Contributing Party is an "accredited investor" as defined by Rule 501 under the Securities Act, and that such Contributing Party is capable of evaluating the merits and risks of such Contributing Party's investment in MG Colorado Holdings and has the capacity to protect its own interests.

          (b) MG Partnership and Lee represent and warrant, severally, each on its own behalf that such Contributing Party understands that the MG Colorado Holdings Stock is not presently registered under the Securities Act.

          (c) MG Partnership and Lee represent and warrant, severally, each on its own behalf that such Contributing Party is acquiring the MG Colorado Holdings Stock for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the MG Colorado Holdings Stock in full compliance with the Stockholders Agreement, all applicable provisions of the Securities Act, the rules and regulations promulgated by the Securities and Exchange
Commission ("SEC") thereunder, and applicable state securities laws and that such Contributing Party understands that an investment in the MG Colorado Holdings Stock is not a liquid investment.

          (d) MG Partnership and Lee represent and warrant, severally, each on its own behalf that such Contributing Party acknowledges that the MG Colorado Holdings Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available.

    2.6   No Misrepresentations.

          (a) MG Partnership represents and warrants that the representations, warranties and statements made by MG Partnership in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

          (b) Lee represents and warrants that the representations, warranties and statements made by Lee in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

              ARTICLE III: REPRESENTATIONS AND WARRANTIES OF OPTECH

     Optech hereby represents and warrants to MG Colorado Holdings and to each of the other Contributing Parties as follows:

    3.1   Organization.   Optech  is  a  corporation  duly  organized,  validly
existing and in good standing under the laws of the State of Delaware and has full power to conduct its business as presently conducted. Optech is duly authorized, qualified or licensed to do business and is in good standing in Delaware and in New York, which are the only jurisdictions in which its assets are located or in which its business or operations as presently conducted make such qualification necessary. Optech is not required to be qualified to do business in any other jurisdiction.

    3.2 Capitalization. As of the date hereof and the Closing Date, Optech has and will have issued and outstanding three thousand four hundred and three (3,403) shares of common stock, $.01 par value, and options to purchase up to nine hundred ninety-three (993) shares of Optech common stock.

    3.3 Authority. Optech has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other agreements, certificates and instruments to be executed by Optech in connection with or pursuant to this Agreement (collectively, the "Optech Documents"). The execution, delivery and performance by Optech of this Agreement and the other Optech Documents have been duly authorized by all necessary action on the part of the Optech, including shareholder approval. This Agreement has been, and at the Closing the other Optech Documents will be, duly executed and delivered by Optech. This Agreement is, and, upon execution and delivery by Optech at the Closing, each of the other Optech Documents will be, a legal, valid and binding agreement of Optech, enforceable against Optech in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

    3.4   Title.

          (a) The Optech A Interests constitute fifty percent (50%) of the Class A membership interests of MSCS.

          (b) Other than rights arising under the Pre-Amendment Operating Agreement (as hereinafter defined) of MSCS, there are no outstanding options, warrants, convertible or exchangeable securities or other rights, agreements, arrangements or commitments obligating Optech, directly or indirectly, to issue, sell, purchase, acquire or otherwise transfer or deliver any Optech A Interests, or any agreement, document, instrument or obligation convertible or exchangeable therefor. There are no voting trusts, proxies or other agreements or understandings to which Optech is a party or by which Optech is bound with respect to the voting of any Optech A Interests (other than the Pre-Amendment Operating Agreement). None of Optech's Optech A Interests were acquired in violation of the Securities Act.

    3.5 No Liens. Optech owns the Optech A Interests free and clear of any Lien, other than those arising under the Pre-Amendment Operating Agreement. Upon the delivery of the Optech A Interests to MG Colorado Holdings hereunder, MG Colorado Holdings will acquire the Optech A Interests, free and clear of any Lien and subject to no legal or equitable restrictions of any kind other than as set forth in the Amended Operating Agreement (as hereinafter defined).

    3.6 No Misrepresentations. The representations, warranties and statements made by Optech in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

    3.7   No  Violation.   Neither  the  execution  or  delivery  of the  Optech
Documents nor the consummation of the transactions contemplated thereby, will conflict with or result in the breach of any term or provision of, require consent or violate or constitute a default under (or an event that with notice or the lapse of time or both would constitute a breach or default) or relieve any third party of any obligation to Optech or give any third party the right to terminate or accelerate any obligation under, any charter provision, bylaw, contract, agreement, Permit (as defined in Section 7.9) or any Law to which Optech is a party or by which any of its assets are in any way bound or obligated.

    3.8 No Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental or regulatory body, or third party, is required on the part of Optech in connection with the transactions contemplated by this Agreement.


          ARTICLE IV: REPRESENTATIONS AND WARRANTIES OF MATRIX BANCORP
                               AND MSCS VENTURES.

     Matrix Bancorp and MSCS Ventures hereby, jointly and severally, represent and warrant to MG Colorado Holdings and to each of the other Contributing Parties as follows:

    4.1 Organization. MSCS Ventures is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has full power to conduct its business as presently conducted. MSCS Ventures is duly authorized, qualified or licensed to do business and is in good standing in Colorado, which is the only jurisdiction in which its assets are located or in which its business or operations as presently conducted make such qualification necessary. MSCS Ventures is not required to be qualified to do business in any other jurisdiction.

    4.2 Authority. MSCS Ventures has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other agreements, certificates and instruments to be executed by MSCS Ventures in connection with or pursuant to this Agreement (collectively, the "MSCS Ventures Documents"). The execution, delivery and performance by MSCS Ventures of this Agreement and the other MSCS Ventures Documents have been duly authorized by all necessary action on the part of the MSCS Ventures, including shareholder approval, if necessary. This Agreement has been, and at the Closing the other MSCS Ventures Documents will be, duly executed and delivered by MSCS Ventures. This Agreement is, and, upon execution and delivery by MSCS Ventures at the Closing, each of the other MSCS Ventures Documents will be, a legal, valid and binding agreement of MSCS Ventures, enforceable against MSCS Ventures in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

    4.3   Title.

          (a) The MSCS Ventures A Interests constitute fifty percent (50%) of the Class A membership interests of MSCS.

          (b) Other than rights arising under the Pre-Amendment Operating Agreement, there are no outstanding options, warrants, convertible or exchangeable securities or other rights, agreements, arrangements or commitments obligating MSCS Ventures, directly or indirectly, to issue, sell, purchase, acquire or otherwise transfer or deliver any MSCS Ventures A Interests, or any agreement, document, instrument or obligation convertible or exchangeable therefor. There are no voting trusts, proxies or other agreements or understandings to which MSCS Ventures is a party or by which MSCS Ventures is bound with respect to the voting of any MSCS Ventures A Interests (other than the Pre-Amendment Operating Agreement). None of MSCS Ventures' MSCS Ventures A Interests were acquired in violation of the Securities Act.

    4.4 No Liens. MSCS Ventures owns the MSCS Ventures A Interests free and clear of any Lien, other than those arising under the Pre-Amendment Operating Agreement. Upon the delivery of the MSCS Ventures A Interests to MG Colorado Holdings hereunder, MG Colorado Holdings will acquire the MSCS Ventures A Interests, free and clear of any Lien and subject to no legal or equitable restrictions of any kind other than as set forth in the Amended Operating Agreement.

    4.5   Compliance with Securities Laws.

          (a) MSCS Ventures is an "accredited investor" as defined by Rule 501 under the Securities Act, and is capable of evaluating the merits and risks of an investment in MG Colorado Holdings and has the capacity to protect its own interests.

          (b) MSCS Ventures understands that the MG Colorado Holdings Stock is not presently registered under the Securities Act.

          (c) MSCS Ventures is acquiring the MG Colorado Holdings Stock for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the MG Colorado Holdings Stock in full compliance with this Agreement and the Stockholders Agreement, all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that such Contributing Party understands that an investment in the MG Colorado Holdings Stock is not a liquid investment.

          (d) MSCS Ventures acknowledges that the MG Colorado Holdings Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available.

    4.6 No Misrepresentations. The representations, warranties and statements made by MSCS Ventures in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

    4.7 No Violation. Neither the execution or delivery of the MSCS Ventures Documents nor the consummation of the transactions contemplated thereby, will conflict with or result in the breach of any term or provision of, require consent or violate or constitute a default under (or an event that with notice or the lapse of time or both would constitute a breach or default) or relieve any third party of any obligation to MSCS Ventures or give any third party the right to terminate or accelerate any obligation under, any charter provision, bylaw, contract, agreement, Permit or any Law to which MSCS Ventures is a party or by which any its assets are in any way bound or obligated.

    4.8. No Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental or regulatory body, or third party, is required on the part of MSCS Ventures in connection with the transactions contemplated by this Agreement.

         ARTICLE V: REPRESENTATIONS AND WARRANTIES OF D'AMATO AND MOODY

     D'Amato and Moody, severally, as applicable, and not jointly, hereby represent and warrant to MG Colorado Holdings and to each of the other Contributing Parties as follows:

    5.1   Authority.

          (a) D'Amato has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by D'Amato in connection with or pursuant to this Agreement (collectively, the "D'Amato Documents"). This Agreement has been, and at the Closing the other D'Amato Documents will be, duly executed and delivered by D'Amato. This Agreement is, and, upon execution and delivery by D'Amato at the Closing, each of the other D'Amato Documents will be, a legal, valid and binding agreement of D'Amato, enforceable against D'Amato in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (b) Moody has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by Moody in connection with or pursuant to this Agreement (collectively, the "Moody Documents"). This Agreement has been, and at the Closing the other Moody Documents will be, duly executed and delivered by Moody. This Agreement is, and, upon execution and delivery by Moody at the Closing, each of the other Moody Documents will be, a legal, valid and binding agreement of Moody, enforceable against Moody in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

    5.2   Title.

          (a) The D'Amato C Interests constitute fifty percent (50%) of the Class C membership interests of MSCS. Other than rights arising under the Pre-Amendment Operating Agreement, there are no outstanding options, warrants, convertible or exchangeable securities or other rights, agreements, arrangements or commitments obligating D'Amato, directly or indirectly, to issue, sell, purchase, acquire or otherwise transfer or deliver any D'Amato C Interests, or any agreement, document, instrument or obligation convertible or exchangeable therefor. There are no voting trusts, proxies or other agreements or understandings to which D'Amato is a party or by which D'Amato is bound with respect to the voting of any D'Amato C Interests (other than the Pre-Amendment Operating Agreement). None of the D'Amato C Interests were acquired in violation of the Securities Act.

          (b) The Moody C Interests constitute fifty percent (50%) of the Class C membership interests of MSCS. Other than rights arising under the Pre-Amendment Operating Agreement, there are no outstanding options, warrants, convertible or exchangeable securities or other rights, agreements, arrangements or commitments obligating Moody, directly or indirectly, to issue, sell, purchase, acquire or otherwise transfer or deliver any Moody C Interests, or any agreement, document, instrument or obligation convertible or exchangeable therefor. There are no voting trusts, proxies or other agreements or understandings to which Moody is a party or by which Moody is bound with respect to the voting of any Moody C Interests (other than the Pre-Amendment Operating Agreement). None of the Moody C Interests were acquired in violation of the Securities Act.

    5.3   No Liens.

          (a) D'Amato owns the D'Amato C Interests free and clear of any Lien, other than those arising under the Pre-Amendment Operating Agreement. Upon the delivery of the D'Amato C Interests to MG Colorado Holdings hereunder, MG Colorado Holdings will acquire the D'Amato C Interests, free and clear of any Lien and subject to no legal or equitable restrictions of any kind other than as set forth in the Amended Operating Agreement.

          (b) Moody owns the Moody C Interests free and clear of any Lien, other than those arising under the Pre-Amendment Operating Agreement. Upon the delivery of the Moody C Interests to MG Colorado Holdings hereunder, MG Colorado Holdings will acquire the Moody C Interests, free and clear of any Lien and subject to no legal or equitable restrictions of any kind other than as set forth in the Amended Operating Agreement.

    5.4   Compliance with Securities Laws.

          (a) Such Contributing Party is an "accredited investor" as defined by Rule 501 under the Securities Act, and that such Contributing Party is capable of evaluating the merits and risks of such Contributing Party's investment in MG Colorado Holdings and has the capacity to protect its own interests.

          (b) Such Contributing Party understands that the MG Colorado Holdings Stock is not presently registered under the Securities Act.

          (c) Such Contributing Party is acquiring the MG Colorado Holdings Stock for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the MG Colorado Holdings Stock in full compliance with the Stockholders Agreement, all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that such Contributing Party understands that an investment in the MG Colorado Holdings Stock is not a liquid investment.

          (d) Such Contributing Party acknowledges that the MG Colorado Holdings Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available.

    5.5   No Misrepresentations.

          (a) The representations, warranties and statements made by D'Amato in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

          (b) The representations, warranties and statements made by Moody in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

       ARTICLE VI: REPRESENTATIONS AND WARRANTIES OF MG COLORADO HOLDINGS

     MG Colorado Holdings represents and warrants to the Contributing Parties as follows:

    6.1 Organization. MG Colorado Holdings is a corporation duly organized, validly existing and in good standing under the laws of Delaware. MG Colorado Holdings is duly authorized, qualified or licensed to do business and is in good standing in Delaware, which is the only jurisdiction in which its assets are located or in which its business or operations as presently conducted make such qualification necessary. MG Colorado Holdings is not required to be qualified to do business in any other jurisdiction.

    6.2 Authority. MG Colorado Holdings has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by MG Colorado Holdings in connection with or pursuant to this Agreement (collectively, the "MG Colorado Holdings Documents"). The execution, delivery and performance by MG Colorado Holdings of this Agreement and the other MG Colorado Holdings Documents have been duly authorized by all necessary action on the part of MG Colorado Holdings. This Agreement has been, and at the Closing and the Trust Operations

Closing, the other MG Colorado Holdings Documents will be, duly executed and delivered by MG Colorado Holdings. This Agreement is, and, upon execution and delivery by MG Colorado Holdings at the Closing and the Trust Operations
Closing, each of the other MG Colorado Holdings Documents will be, a legal, valid and binding agreement of MG Colorado Holdings, enforceable against MG Colorado Holdings in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

    6.3   Title.

          (i) Other than as described in sub-section (ii) below and the issuance of MG Colorado Holdings Stock to the Contributing Parties as contemplated herein, there are no outstanding options, warrants, convertible or exchangeable securities or other rights, agreements, arrangements or commitments obligating MG Colorado Holdings, directly or indirectly, to issue, sell, purchase, acquire or otherwise transfer or deliver any MG Colorado Holdings Stock, or any agreement, document, instrument or obligation convertible or exchangeable therefor.

          (ii) In connection with the Reorganization, it is anticipated that MG Colorado Holdings will issue options to acquire three hundred forty-four thousand four hundred seventy-eight (344,478) shares of MG Colorado Holdings Stock in consideration for the cancellation of the options to purchase up to nine hundred ninety-three (993) shares of Optech common stock currently outstanding. Such issuance shall be exempt from the restrictive provisions of the Stockholders Agreement. The MG Colorado Holdings Stock Option Agreements are attached hereto as Exhibit FF.

    6.4   No Liens.     Upon the delivery of the MG Colorado Holdings Stock to
the Contributing Parties hereunder, the Contributing Parties will acquire the MG Colorado Holdings Stock, free and clear of any Lien and subject to no legal or equitable restrictions of any kind, other than those restrictions on transfer imposed by the Securities Act and by the Stockholders Agreement.

    6.5 No Misrepresentations. The representations, warranties and statements made by MG Colorado Holdings in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

    6.6 Capitalization. The authorized capital stock of MG Colorado Holdings as of the date hereof and the projected capitalization and respective ownership percentages of the Contributing Parties, upon the Closing of the Reorganization, are as set forth on Exhibit A hereto.

    6.7   Compliance  with  Securities  Laws.   Assuming  the  accuracy  of the
information   provided  by  and  the   representations  and  warranties  of  the

Contributing Parties, the issuance of the MG Colorado Holdings Stock in the Reorganization is exempt from registration under the Securities Act.

    6.8 No Violation. Neither the execution or delivery of the MG Colorado Holdings Documents nor the consummation of the transactions contemplated thereby, including without limitation the contribution of the Trust Operations to MG Colorado Holdings and the subsequent contribution of the Trust Operations to the Trust Entity, will conflict with or result in the breach of any term or provision of, require consent or violate or constitute a default under (or an event that with notice or the lapse of time or both would constitute a breach or default) or relieve any third party of any obligation to MG Colorado Holdings or give any third party the right to terminate or accelerate any obligation under, any charter provision, bylaw, contract, agreement, Permit (as defined in Section 7.9) or any Law to which MG Colorado Holdings or the Trust Entity is a party or by which any their respective assets is in any way bound or obligated.

    6.9. No Consents. Other than the Trust Operations Approvals, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental or regulatory body, of third party, is required on the part of MG Colorado Holdings or the Trust Entity in connection with the contribution of the Trust Operations by Matrix Capital Bank to MG Colorado Holdings or any of the other transactions contemplated by this Agreement.

       ARTICLE VII: REPRESENTATIONS AND WARRANTIES OF MATRIX CAPITAL BANK

     Matrix Capital Bank hereby represents and warrants to MG Colorado Holdings and to each of the Contributing Parties as follows (all references to the Trust Operations refer to the Trust Operations from such time as such Trust Operations commenced and through the Trust Operations Closing Date):

    7.1 Organization. Matrix Capital Bank is a federal savings bank duly organized and validly existing under the laws of the United States of America and has full power to own its assets and to conduct its business as presently conducted. Matrix Capital Bank is exempt from qualification to do business in any state.

    7.2 Authority. Matrix Capital Bank has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other agreements, certificates and instruments to be executed by Matrix Capital Bank in connection with or pursuant to this Agreement (collectively, the "Matrix Capital Bank Documents"). The execution, delivery and performance by Matrix Capital Bank of this Agreement and the other Matrix Capital Bank Documents have been duly authorized by all necessary action on the part of Matrix Capital Bank. This Agreement has been, and at the Closing and the Trust Operations Closing, the other Matrix Capital Bank Documents will be, duly executed and delivered by Matrix Capital Bank. This Agreement is, and, upon execution and delivery by Matrix Capital Bank at the Closing and the Trust Operations Closing, each of the other Matrix Capital Bank Documents will be, a legal, valid and binding agreement of Matrix Capital Bank, enforceable against Matrix Capital Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditor's rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

    7.3 Title to the Trust Operations. Except for the Assumed Obligations and as set forth in Schedule 7.3, Matrix Capital Bank owns the Trust Operations and the Trust Operations are not subject to any mortgage, encumbrance or Lien of any kind except minor encumbrances, which do not materially interfere with the conduct of the Trust Operations. Upon the Contribution of the Trust Operations to MG Colorado Holdings, MG Colorado Holdings will own the Trust Operations free and clear of any Lien and subject to no legal or equitable restrictions of any kind, except for the Assumed Obligations.

    7.4   No Options or Rights.   There are not outstanding options or rights to
acquire any interests in or any of the assets of the Trust Operations.

    7.5 No Violation. Except as described in Schedule 7.5, neither the execution or delivery of the Matrix Capital Bank Documents nor the consummation of the transactions contemplated thereby, including without limitation the contribution of the Trust Operations to MG Colorado Holdings, will conflict with or result in the breach of any term or provision of, require consent or violate or constitute a default under (or an event that with notice or the lapse of time or both would constitute a breach or default), or result in the creation of any Lien on any of the assets of the Trust Operations, or relieve any third party of any obligation to the Trust Operations or give any third party the right to terminate or accelerate any obligation under, any charter provision, bylaw, contract, agreement, Permit or Law to which either Matrix Capital Bank or the Trust Operations is a party or by which any asset of the Trust Operations is in any way bound or obligated.

    7.6 Governmental Consents. Except as set forth on Schedule 7.6, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental or regulatory body is required on the part of either of Matrix Capital Bank or the Trust Operations in connection with the contribution of the Trust Operations by Matrix Capital Bank to MG Colorado Holdings or any of the other transactions contemplated by this Agreement.

    7.7 Litigation. Except as described in Schedule 7.7, there are currently no pending or, to the Knowledge of Matrix Capital Bank, threatened lawsuits, administrative proceedings, arbitrations, reviews or formal or informal complaints or investigations ("Litigation") by any individual, corporation, partnership, customer, affiliate, governmental or regulatory body or other entity (each, a "Person") relating to the Trust Operations, or any of its employees or agent (in their capacities as such) or to which any assets of the Trust Operations are subject or relating to the transactions contemplated by this Agreement or the consummation thereof, nor, to the Knowledge of the Matrix Capital Bank, is there any basis therefor. The Trust Operations are not subject to or bound by any currently existing judgment, order, writ, injunction or decree.

    7.8 Compliance with Laws. In connection with the Trust Operations, Matrix Capital Bank is currently complying with and has at all times complied with each applicable statute, law, ordinance, decree, order, rule or regulation of any governmental or regulatory body, including, without limitation, all federal, state and local laws and regulations and any regulations of the Office of Thrift Supervision ("OTS"), except for such failure to so comply as would not have, alone or in the aggregate, a material adverse effect on the financial position or results of operations of the Trust Operations. In connection with the Trust
Operations, Matrix Capital Bank has established controls and procedures to assure ongoing compliance with all applicable laws and regulations.

    7.9 Permits. Matrix Capital Bank owns or possesses from each appropriate governmental or regulatory body all applicable permits, licenses, authorizations, approvals, quality certifications, franchises or rights (collectively, "Permits") issued by any governmental or regulatory body necessary to conduct the Trust Operations. Each of such Permits is described in
Schedule 7.9. No loss or expiration of any such Permit is pending or, to the Knowledge of the Matrix Capital Bank, threatened, other than expiration in accordance with the terms thereof of Permits that may be renewed in the ordinary course of business without lapse. There has been no violation of any of the rules or regulations of any governmental or regulatory body, which might impact on the effectiveness of any Permit.

    7.10 Employee Matters. Set forth on Schedule 7.10 is complete information regarding all current employees of Matrix Capital Bank who are involved with the Trust Operations, including date of employment, current title and compensation, the date and amount of the last increase in compensation for each such employee and whether such employee is a party to a written employment contract with Matrix Capital Bank. Except as set forth on Schedule 7.10, in connection with the Trust Operations, Matrix Capital Bank has no collective bargaining, union or labor agreements, contracts or other arrangements with any group of employees, labor union or employee representative and, to the Knowledge of the Matrix Capital Bank, there is no organization effort currently being made or threatened by or on behalf of any labor union with respect to employees of Matrix Capital Bank involved with the Trust Operations. Matrix Capital Bank is in compliance with all provisions of each applicable collective bargaining agreement, and no complaint alleging any violation of such provisions has been filed or, to the Knowledge of Matrix Capital Bank, is threatened to be filed with or by any governmental or regulatory body. The Trust Operations have not experienced and, to the Knowledge of the Matrix Capital Bank, there is no basis for, any strike, material labor trouble, work stoppage, slow down or other interference with or impairment of the Trust Operations.

    7.11  Employee Benefit Plans.

          (a) For purposes hereof the term "Employee Benefit Plan" means (i) any "employee benefit plan" or "plan" within the meaning of Section 3(3) of the
Employee Retirement Income Security Securities Act of 1974, as amended ("ERISA"), and (ii) all material plans or policies providing for "fringe benefits" (including but not limited to vacation, paid holidays, personal leave, employee discounts, educational benefits or similar programs), and each other bonus, incentive compensation, deferred compensation, profit sharing, stock, severance, retirement, health, life, disability, group insurance, employment, stock option, stock purchase, stock appreciation right, performance share, supplemental unemployment, layoff, consulting, or any other similar plan, agreement, policy or understanding (whether written or oral, qualified or nonqualified, currently effective or terminated), and any trust, escrow or other agreement related thereto, which (x) is or has been established, maintained or contributed to by the Matrix Capital Bank or any other corporation or trade or business under common control with Matrix Capital Bank (an "ERISA Affiliate") as determined under Section 414(b), (c), (m) or (o) of the Code, or with respect to which Matrix Capital Bank has or may have any Liability, or (y) provides benefits, or describes policies or procedures applicable, to any director, officer, employee, former director, officer, employee or dependent thereof of Matrix Capital Bank who is involved with the Trust Operations, regardless of whether funded. Employee Benefit Plan also includes any written or oral representations made to any director, officer, employee or former director, officer or employee of Matrix Capital Bank, involved with the Trust Operations, promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under Code Section 4980B).

          (b) Each Employee Benefit Plan has been operated in compliance in all material respects with ERISA, applicable tax qualification requirements and all other applicable Laws.

          (c) MG Colorado Holdings will not assume any Employee Benefit Plans of Matrix Capital Bank or take on any Liability relating to any Employee Benefit Plans of Matrix Capital Bank except as expressly stated in this Agreement. To the extent any Employee Benefit Plan is assumed by MG Colorado Holdings hereunder, MG Colorado Holdings expressly reserves the right to subsequently terminate such plan, where allowed by law.

          (d) No Lien has been filed by any Person and no Lien exists by operation of Law or otherwise on the assets of the Trust Operations relating to, or as a result of, the operation or maintenance of any Employee Benefit Plan, and Matrix Capital Bank has no Knowledge of the existence of facts or circumstances that would result in the imposition of such a Lien.

          (e) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) except as expressly contemplated by this Agreement, result in any payment becoming due to any director or any employee of Matrix Capital Bank; (ii) increase any benefits otherwise payable under any Employee Benefit Plan; (iii) result in any acceleration of the time of payment or vesting of any benefits under any Employee Benefit Plan; or (iv) result, separately or in the aggregate, in an "excess parachute payment" within the meaning of Section 280G of the Code.

          (f) No amounts payable under any Employee Benefit Plan or other agreement or arrangement will fail to be deductible for United States federal income Tax purposes by virtue of Section 162(m) of the Code.

    7.12  Material Agreements.

          (a) Schedule 7.12(a) lists each agreement (including all amendments thereto) relating to the Trust Operations or to which Matrix Capital Bank is a party regarding the Trust Operations or by which the Trust Operations or any of their respective assets are subject or related (collectively, the "Material Agreements"), including, without limitation, the following: (i) agreements pursuant to which the Trust Operations sells or distributes any services or products, (ii) all clearing and execution arrangements and all other arrangements relating to the ability of Matrix Capital Bank to execute and clear financial transactions (and Matrix Capital Bank represents that all provisions relating to the rights of the other party to terminate such agreements are contained in such agreements), (iii) real estate leases, (iv) agreements evidencing, securing or otherwise relating to any indebtedness for borrowed money in connection with the Trust Operations, (v) capital or operating leases or conditional sales agreements relating to vehicles, equipment or other assets of the Trust Operations, (vi) agreements pursuant to which assets relating to the Trust Operations may be acquired from a third party, (vii) employment, consulting, non-competition, separation, collective bargaining, union or labor agreements or arrangements affecting the Trust Operations, and (viii) agreements affecting the Trust Operations with or for the benefit of any shareholder, director, officer or employee of Matrix Capital Bank, involved with the Trust Operations, or any Affiliate or immediate family member thereof.

          (b) Matrix Capital Bank has delivered to MG Colorado Holdings a copy of each written Material Agreement. There are no oral Material Agreements. Except as described in Schedule 7.12(b): (i) each Material Agreement is valid, binding and in full force and effect and enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditor's rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity), (ii) Matrix Capital Bank has performed in all material respects all of its obligations under every Material Agreement to which it is a party with respect to the Trust Operations, and there exists no breach or default (or event that with notice or lapse of time would constitute a breach or default) on the part of Matrix Capital Bank or, to the Knowledge of Matrix Capital Bank, on the part of any other Person under any Material Agreement, (iii) there has been no termination or notice of default or, to the Knowledge of Matrix Capital Bank, any threatened termination or notice of default under any Material Agreement; and (iv) to the Knowledge of Matrix Capital Bank, no party to a Material Agreement intends to alter its relationship with the Trust Operations as a result of or in connection with the transactions contemplated by this Agreement.

    7.13 Management Reports. In connection with MG Colorado Holdings' due diligence review of the Trust Operations, Matrix Capital Bank has furnished MG Colorado Holdings with detailed financial statements related to the business of the Trust Operations for the periods beginning on July 1, 2002 and ending on September 30, 2004 (the "Management Reports"). The Management Reports, including any notes thereto, and any supporting schedules and reports included therein present fairly the financial position as of the dates indicated, and results of operations for the periods specified of the Trust Operations. The Trust Operations have no indebtedness or liabilities, contingent or otherwise, except as included on the Management Reports or as otherwise set forth on Schedule 7.13 hereto.

    7.14 Tax Liability / Witholding. Other than as disclosed on Schedule 7.14 hereto, the Trust Operations have not received any notice of underpayment, delinquency or late filing from the IRS or any state taxing authorities.

    7.15   Customers.

          (a) Set forth in Schedule 7.15(a)(i) is a complete list of each customer of Matrix Capital Bank with respect to the Trust Operations that accounted for more than $5,000 of revenues for the period ended October 31, 2004 (the "Material Customers"). To the Knowledge of Matrix Capital Bank, other than as set forth on Schedule 7.15(a)(ii) none of the Material Customers has threatened to, or notified Matrix Capital Bank of any intention to, terminate or materially alter its relationship with the Trust Operations, and none is expected to terminate its account by mere virtue of the transactions contemplated herein. Except as set forth on Schedule 7.14(a), there has been no material change in pricing or pricing structure (other than ordinary course changes made as a result of changes in commodity prices) with any Material Customer and there has been no material dispute with a Material Customer, in each case since October 31, 2004.

          (b) Set forth in Schedule 7.15(b) is a schedule of billings and sales revenue by services for the period beginning on January 1, 2004 and ending on October 31, 2004. The information presented therein present fairly the billings and sales revenues as of the dates indicated.

    7.16 Intellectual Property Rights. Set forth in Schedule 7.16 is a complete list of all registered and unregistered patents, trademarks, service marks and trade names, and registered copyrights, and applications for and licenses (to or from Matrix Capital Bank) with respect to any of the foregoing, and all computer software and software licenses (other than commercial "shrink-wrap" software and software licenses), proprietary information, trade secrets, material and manufacturing specifications, drawings and designs owned by Matrix Capital Bank in connection with the Trust Operations or with respect to which Matrix Capital Bank has any license or use rights in connection to the Trust Operations (collectively, "Intellectual Property"). Schedule 7.16 identifies all Intellectual Property that is owned by Matrix Capital Bank in connection with the Trust Operations. Matrix Capital Bank has the right to use all Intellectual Property utilized by the Trust Operations or necessary in connection with the operation of the Trust Operations without infringing on or otherwise acting adversely to the rights or claimed rights of any Person, and, except for payments made in the ordinary course in connection with licensing arrangements, Matrix Capital Bank is not obligated to pay any royalty or other consideration to any Person in connection with the use of any such Intellectual Property. To the Knowledge of Matrix Capital Bank, no Person is infringing the rights of any of its Intellectual Property, with respect to the Trust Operations.

    7.17 Illegal Payments. None of Matrix Capital Bank, or any director, officer, employee or agent of Matrix Capital Bank or immediate family member of any of the foregoing has: (a) used any of Matrix Capital Bank's funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any payment in violation of applicable Law to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign; (c) failed to comply with any provision of the (i) Bank Secrecy Act, as amended, (ii) the Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such failures to comply as would not, individually or in the aggregate have a material adverse effect on the financial position or results of operations of Matrix Capital Bank or (d) made any other payment in violation of applicable Law.

    7.18   Insurance.   Matrix Capital Bank's  insurance  policies are issued by
insurers of recognized  responsibility  and insure  Matrix  Capital Bank and the

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

assets of the Trust Operations against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or similar businesses and similarly situated.

    7.19 Creditors; Bankruptcy, etc. Matrix Capital Bank is not a party to any proceeding as a debtor in any court under Title 11 of the United States Bankruptcy Code or any other insolvency or debtors' relief act, whether state or federal, or for the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official of Matrix Capital Bank or for any part of any of its assets or property.

    7.20 No Misrepresentations. The representations, warranties and statements made by Matrix Capital Bank in or pursuant to this Agreement are true, complete and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make any such representation, warranty or statement, under the circumstances in which it is made, not misleading.

                ARTICLE VIII: COVENANTS AND ADDITIONAL AGREEMENTS

    8.1    Conduct  of the  Trust  Operations  Business.   Prior  to  the  Trust
Operations Closing, unless MG Colorado Holdings otherwise consents in writing, Matrix Capital Bank will:

          (a) operate the Trust Operations in the ordinary course of business and consistent with past practice and use its commercially reasonable efforts to preserve the goodwill of the Trust Operations and of its officers, employees, customers, suppliers, governmental and other regulatory bodies and others having business dealings with the Trust Operations;

          (b) use its commercially reasonable efforts to preserve intact the business organization of the Trust Operations, keep available the services of the Trust Operations' present officers and key employees, consultants, advisors and managers and maintain satisfactory relationships with customers, agents, suppliers and other Persons having business relationships with the Trust Operations;

          (c) except as specifically contemplated by this Agreement, not engage in any transaction, within the Trust Operations, outside the ordinary course of business, including without limitation by making any material expenditure, investment or commitment, incurring any debt or entering into any material agreement or arrangement of any kind;

          (d) maintain all insurance policies and all Permits that are required for the Trust Operations to carry on its businesses;

          (e) maintain books of account and records in the usual, regular and ordinary manner and consistent with past practice;

          (f) not authorize or make any new expenditure with respect to the Trust Operations, other than expenditures in the ordinary course that do not exceed twenty-five thousand dollars ($25,000) individually, or one hundred thousand dollars ($100,000) in the aggregate;

          (g) not make any tax election or consent to the extension of time for the assessment or collection of any Tax with respect to the Acquired Assets;

          (h) not enter into any collective bargaining agreement that pertains to employees associated with the Trust Operations; and

          (i) not take or willfully omit to take any action that would result in a breach (as of the Trust Operations Closing) of the representations and warranties set forth in this Agreement.

    8.2 Access and Information. Matrix Capital Bank will permit MG Colorado Holdings and its representatives to have reasonable access to the Trust Operations' managers, employees, agents, assets and properties and all relevant books, records and documents of or relating to the Trust Operations and the assets of the Trust Operations (but excluding the Excluded Books and Records) during normal business hours and, with the exception of the Excluded Books and Records, will furnish to MG Colorado Holdings such information, financial records and other documents relating to the Trust Operations as MG Colorado Holdings may reasonably request. Matrix Capital Bank will permit MG Colorado Holdings and its representatives reasonable access to the Matrix Capital Bank's accountants, auditors and customers for consultation or verification of any information obtained by MG Colorado Holdings and will use commercially reasonable efforts to cause such Persons to cooperate with MG Colorado Holdings and its representatives in such consultations and in verifying such information.

    8.3 Supplemental Disclosure. The Contributing Parties will promptly supplement or amend each of the Schedules hereto with respect to any matter that arises or is discovered after the date of their delivery, if existing or known at the date of such delivery, would have been required to be set forth or listed in the Schedules hereto; provided that, for purposes of determining whether a breach exists with respect to any of the representations and warranties hereunder, any such supplemental or amended disclosure after the date hereof will not be deemed to have been disclosed to any Contributing Party unless such Contributing Party otherwise expressly consents in writing. Notwithstanding the foregoing, Matrix Capital Bank shall deliver the Schedules called for by Section
1.6 and Article VII hereof (A) initially on the date of execution of this Agreement and (B) as updated within five (5) business days following the TO Month End. MG Colorado Holdings shall have five (5) business days following delivery of such updated Schedules by Matrix Capital Bank to either accept or reject the updated Schedules delivered pursuant to (B) above.

    8.4    Permits and Filings.

          (a) Matrix Capital Bank will take commercially reasonable measures to assist MG Colorado Holdings in the preparation and submission of all necessary applications to obtain regulatory approval (as well as any necessary post-application follow-up) for the formation of the Trust Entity and the contribution of the Trust Operations to MG Colorado Holdings. Matrix Capital Bank will continue to file all necessary forms and reports to assure that the Trust Operations remain in compliance with all regulations up to and including the achievement of regulatory approval for the contribution of the Trust Operations to MG Colorado Holdings. MG Colorado Holdings will take, and will cause Trust Entity to take, all actions necessary in order to obtain regulatory approval for the formation and operation of the Trust Entity and the contribution of the Trust Operations to MG Colorado Holdings and subsequently to the Trust Entity.

          (b) Matrix Capital Bank will furnish MG Colorado Holdings with all information concerning Matrix Capital Bank that is reasonably required for inclusion in any application or filing made by MG Colorado Holdings to any governmental or regulatory body in connection with the transactions contemplated by this Agreement, except for the Excluded Books and Records.

    8.5    Fulfillment  of  Conditions  by  the   Contributing   Parties.    The
Contributing Parties agree not to take any action that would cause the conditions on the obligations of the parties to effect the transactions contemplated hereby not to be fulfilled, including without limitation by taking or causing to be taken any action that would cause the representations and warranties made by the Contributing Parties herein not to be true and correct as of the Trust Operations Closing. The Contributing Parties will cause to be fulfilled the conditions precedent to MG Colorado Holdings' obligations to consummate the transactions contemplated hereby that are dependent on the actions of the Contributing Parties, including, but not limited to the obtainment of all necessary regulatory approvals and third-party consents for the transfer of the Trust Operations to MG Colorado Holdings.

    8.6 Fulfillment of Conditions by MG Colorado Holdings. MG Colorado Holdings agrees not to take any action that would cause the conditions on the obligations of the parties to effect the transactions contemplated hereby not to be fulfilled, including without limitation by taking or causing to be taken any action that would cause the representations and warranties made by MG Colorado Holdings herein not to be true and correct as of the Closing.

    8.7 Confidentiality. Other than required by law (including regulatory requirements applicable to any Contributing Party or any parent thereof), no press releases shall be issued by any party hereto, nor shall the terms of this Agreement be disclosed, to any third parties without the consent of all the other parties hereunder. No party hereunder will reveal or publicize any of the terms of this Agreement to any person or entity without the prior approval of the other parties hereto, except as required by law (including regulatory requirements applicable to any Contributing Party or any parent thereof).

    8.8 Transaction Costs. MG Colorado Holdings will pay all transaction costs and expenses (including legal, accounting and other professional fees) that it incurs in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby. Except for D'Amato and Moody whose transaction costs and expenses up to a maximum of twelve thousand five hundred dollars ($12,500) each will be paid by MG Colorado Holdings, the Contributing Parties will pay all transaction costs and expenses (including legal, accounting and other professional fees) that they incur in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby and the employment agreements of Moody and D'Amato, as applicable.

    8.9    No-Shop Provisions.

          (a) Each of the Contributing Parties hereby covenants and agrees that, from the date of execution of this Agreement until the earlier of (A) the Closing (and with respect to the Trust Operations, the Trust Operations Closing) or (B) the Expiration Date: (i) it will not, and will not permit any of its Affiliates to, directly or indirectly (through agents or otherwise), initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal relating to, or that may reasonably be expected to lead to, any Competing Transaction (as defined below), or enter into discussions or negotiate with any Person in furtherance of such inquiries or to obtain a Competing Transaction, or endorse or agree to endorse any Competing Transaction, or authorize or permit any employees of any of the Parties hereto or any investment banker, financial advisor, attorney, accountant or other representative retained by any of the Contributing Parties to take any such action (except pursuant to rights set forth in the Pre-Amendment Operating Agreement), and (ii) each Contributing Party will promptly notify each other Contributing Party of all relevant terms of any such inquiries and proposals received by it or any of its Affiliates or by any of its officers, directors, investment bankers, financial advisors, attorneys, accountants or other representatives relating to any such matters, and if such inquiry or proposal is in writing, the relevant Contributing Party will promptly deliver or cause to be delivered to each other Contributing Party a copy of such inquiry or proposal.

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

          (b) For purposes of this Agreement, "Competing Transaction," with respect to the Trust Operations, means any of the following (other than the transactions contemplated by this Agreement) involving specifically the Trust Operations and the Acquired Assets: (i) any merger, consolidation, share exchange, business combination or similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of the relevant assets of the Trust Operations (other than transactions entered into in the ordinary course of business and consistent with past practice); or (iii) any offer, sale or other transfer of any equity interest in the Trust Operations

          (c) For purposes of this Agreement, "Competing Transaction," with respect to the other Contributions, means any of the following (other than the transactions contemplated by this Agreement) involving the other Contributions:
(i) any merger, consolidation, share exchange, business combination or similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of the relevant assets being contributed pursuant to this Agreement (other than transactions entered into in the ordinary course of business and consistent with past practice); or (iii) any offer, sale or other transfer of any equity interest in the Contributions, through the date of the Closing.

    8.10   Nondisclosure.

          (a) Each Contributing Party acknowledges and covenants that: (i) all customer, prospect and marketing lists, sales data, Intellectual Property and other confidential information of the Trust Operations (collectively, the "Confidential Information") are valuable assets constituting part of the assets of the Trust Operations and, following the Trust Operations Closing, will be owned exclusively by MG Colorado Holdings (except for the Excluded Assets and the Excluded Books and Records, which shall remain assets of Matrix Capital Bank and shall, to the extent required by law or regulation, not be considered
Confidential Information for purposes of this Section 8.10), (ii) the Confidential Information will be kept strictly confidential by each Contributing Party and its respective representatives and will not, without the prior written consent of MG Colorado Holdings, be disclosed in any manner whatsoever in whole or in part (except to the extent that that disclosure is required by applicable law, regulation or government proceeding, or, subject to compliance with the terms hereof, a Contributing Party is served with a request for interrogatories, information or documents or served with a subpoena or similar process compelling the discovery of the Confidential Information) and will not be used by any Contributing Party or its representatives, directly or indirectly, for any purpose other than evaluating the Reorganization, (iii) without the prior written consent of MG Colorado Holdings, and unless such Confidential Information is a matter of public record, no Contributing Party or its representatives will disclose to any other Contributing Person the fact that the Confidential Information has been made available, or that investigations, discussions or negotiations are taking place concerning the Reorganization, including the status thereof, except as required by law, rule, regulation or as contemplated below, and (iv) upon MG Colorado Holdings' written request at any time, the Confidential Information obtained by each party, and, if applicable, any copies thereof or evaluation materials will either be destroyed by such Contributing Party or returned to MG Colorado Holdings immediately (notwithstanding the return or destruction of Confidential Information, each Contributing Party will continue to be bound by the terms of this Agreement).

          (b)  If  any   Contributing   Party  in  possession  of   Confidential
Information is requested or becomes legally compelled in any judicial or administrative proceeding or by any governmental or regulatory authority (by oral questions, interrogatories request for information or documents, subpoena, criminal or civil investigative demand or similar process) to disclose any of the Confidential Information, prior to such disclosure, such Contributing Party will provide MG Colorado Holdings with prompt written notice, where possible, so that MG Colorado Holdings may seek (with such Contributing Party's cooperation, if so requested by MG Colorado Holdings), a protective order or other appropriate actions to limit or narrow the request; provided that the requirement to so cooperate shall not require any Contributing Party to become a party to, or actively participate in, any such action by MG Colorado Holdings except to the extent that such actions by MG Colorado Holdings are legally required in order for such order or other remedy to be obtained.

          (c) The following information shall not be subject to this Section 8.10: (i) information which, at the time of disclosure or thereafter, is generally available to and known by the public (other than as a result of a disclosure, directly or indirectly, by a Contributing Party), (ii) information which was available to the Contributing Party on a non-confidential basis from a source other than a Party hereto or its advisors, provided that such source, to the knowledge of the Contributing Party, is not and was not directly or indirectly bound by a confidentiality agreement with any Party hereto, or (iii) information which has been independently acquired or developed by a Contributing Party without violating any of its obligations under this Agreement.

    8.11   Releases by Contributing Parties.

          (a) Effective upon the Closing, each of the Contributing Parties, for itself and its successors and assigns, hereby fully and unconditionally releases and forever discharges and holds harmless MG Colorado Holdings, and its directors, officers, managers, affiliates, employees, agents, successors and assigns (the "MGCH Released Parties") from any and all claims, demands, losses, costs, expenses (including reasonable attorneys' fees and expenses), obligations, liabilities and/or damages of every kind and nature whatsoever, whether now existing, known or unknown, that such Contributing Party may now have or may hereafter claim to have against MG Colorado Holdings or any of its directors, officers, managers, affiliates, employees, agents, successors or assigns; provided, that the foregoing release is not intended to release and does not release or affect any obligations or liabilities of any of the MGCH Released Parties to the Contributing Parties and their respective successors and assigns (i) arising under this Agreement or any other agreement or document executed in connection herewith, including without limitation each of the exhibit documents or agreements executed as part of the transactions contemplated by this Agreement, (ii) with respect to payments, fees or costs that are due or may be due to a Contributing Party for the performance of services, or the provision of products, by a Contributing Party on or before the Closing Date pursuant to an agreement or contract between the parties in question, and (iii) arising after the Closing Date pursuant to any of the agreements, contracts or items listed in Sections 1(b), 1(c), 1(d), and 1(e) of Exhibit GG.

          (b) Effective upon the Closing, Optech, for itself and its successors and assigns, hereby fully and unconditionally releases and forever discharges and holds harmless Matrix Capital Bank, and its directors, officers, managers, affiliates, employees, agents, successors and assigns (the "MCB Released

Parties") from any and all claims, demands, losses, costs, expenses (including reasonable attorneys' fees and expenses), obligations, liabilities and/or damages of every kind and nature whatsoever, whether now existing, known or unknown that Optech or its successors or assigns may now have or may hereafter claim to have against any or all of the MCB Released Parties; provided, that the foregoing release is not intended to release and does not release or affect any obligations or liabilities of any of the MCB Released Parties to Optech and its successors and assigns (i) arising under this Agreement or any other agreement or document executed in connection herewith, including without limitation each of the exhibit documents or agreements executed as part of the transactions contemplated by this Agreement, (ii) with respect to payments, fees or costs that are due or may be due to Optech or its successors or assigns for the performance of services, or the provision of products, by Optech or its successors or assigns on or before the Closing Date pursuant to an agreement or contract between the parties in question, and (iii) arising after the Closing Date pursuant to any of the agreements, contracts or items listed in Sections 1(b), 1(c), 1(d), and 1(e) of Exhibit GG.

          (c) Effective upon the Closing, Matrix Capital Bank for itself and its successors and assigns, hereby fully and unconditionally releases and forever discharges and holds harmless Optech, and its directors, officers, managers, affiliates, employees, agents, successors and assigns (the "Optech Released Parties") from any and all claims, demands, losses, costs, expenses (including reasonable attorneys' fees and expenses), obligations, liabilities and/or damages of every kind and nature whatsoever, whether now existing, known or unknown that Matrix Capital Bank or its successors or assigns may now have or may hereafter claim to have against any or all of the Optech Released Parties; provided, that the foregoing release is not intended to release and does not release or affect any obligations or liabilities of any of the Optech Released Parties to Matrix Capital Bank and its successors and assigns (i) arising under this Agreement or any other agreement or document executed in connection herewith, including without limitation each of the exhibit documents or agreements executed as part of the transactions contemplated by this Agreement,
(ii) with respect to payments, fees or costs that are due or may be due to Matrix Capital Bank or its successors or assigns for the performance of services, or the provision of products, by Matrix Capital Bank or its successors or assigns on or before the Closing Date pursuant to an agreement or contract between the parties in question, and (iii) arising after the Closing Date pursuant to any of the agreements, contracts or items listed in Sections 1(b), 1(c), 1(d), and 1(e) of Exhibit GG.

    8.12 Employees and Employee Benefits. From and after the Trust Operations Closing Date, MG Colorado Holdings will have sole discretion over the hiring, promotion, retention, termination and other terms and conditions of the employment of the employees of the Trust Operations who become employees of MG Colorado Holdings or the Trust Entity.

    8.13 MSCS Pre-Amendment Operating Agreement: The Contributing Parties acknowledge that the Reorganization and related transactions contemplated herein are to be effectuated outside the scope of the existing Amended and Restated Operating Agreement of MSCS, dated as of September 2, 1999 (as amended through the date immediately prior to the Closing Date, the "Pre-Amendment Operating Agreement"). The Contributing Parties hereby waive any rights they may have under the Pre-Amendment Operating Agreement arising from the Reorganization and the related transactions contemplated herein. Attached hereto as Exhibit E is the form of the Second Amended and Restated Operating Agreement of MSCS, which is to be executed by Optech and MG Colorado Holdings at the Closing (the "Amended Operating Agreement").

    8.14   License  Agreement.    Pursuant  to a license  agreement  dated as of
September 9, 1999 by and between Optech and MSCS (as amended to date, the "License Agreement"), Optech has granted MSCS a non-exclusive license for the use of certain of its software products. The parties acknowledge that the License Agreement will remain in place and will not be affected by the Reorganization. In connection with the Reorganization, the parties thereto will, at Closing, further amend the License Agreement to reflect the Reorganization. A form of the Second Amendment to License Agreement is attached hereto as Exhibit CC.

    8.15 Administrative Services Agreement. Reference is made to that certain Administrative Services Agreement (the "Administrative Services Agreement") between MSCS and Matrix Capital Bank, dated as of October 1, 2003, and that certain Payment Agreement between MSCS and Matrix Bancorp dated as of October 1, 2003 (the "Payment Agreement"). In connection with the Reorganization, at the Closing, the respective parties thereto, as applicable, will enter into a Termination of Payment Agreement, terminating the Payment Agreement (the "Termination of Payment Agreement"), and an Amended and Restated Administrative Services Agreement, which provides for an amendment and restatement of the Administrative Services Agreement (the "Amended and Restated Administrative Services Agreement"). Forms of the Amended and Restated Administrative Services Agreement and the Termination of Payment Agreement are attached hereto as Exhibit F and Exhibit G respectively.

    8.16 NSCC Clearing: Reference is made to the two NSCC Clearing Agreements, the first dated as of September 2, 1999 between MSCS and Matrix Capital Bank, as amended by an amendment dated as of August 31, 2001 (the "MSCS NSCC Clearing Agrement"), and the second dated as of August 31, 2001 between MSCS Financial Services ("MSCSFS") and Matrix Capital Bank (the "MSCSFS NSCC Clearing Agreement"). In connection with the Reorganization, at the Closing, the respective parties thereto, as applicable will enter into Termination and Transfer Amendments with respect to the MSCS NSCC Clearing Agreement and the MSCSFS NSCC Clearing Agreement (the "Termination and Transfer Amendments") Forms of the Termination and Transfer Amendments are attached hereto as Exhibit H and
Exhibit I respectively.

    8.17 Interim Services Agreement: In connection with the Reorganization, at the Closing, Matrix Bancorp and MG Colorado Holdings will enter into an interim services agreement (the "Interim Services Agreement"), which will facilitate the smooth transition of the restructuring effected by the Reorganization, the form of which is attached hereto as Exhibit J.

    8.18   Banking Services  Agreement.   In connection with the Reorganization,
at the Closing Matrix Capital Bank and MG Colorado Holdings will enter into a Banking Services Agreement, a form of which is attached hereto as Exhibit K.

    8.19   Office Leases:   In connection with the  Reorganization,  at Closing:
(i) Matrix Bancorp will cause Matrix Tower Holdings, LLC ("Matrix Tower") to execute (a) the First Lease Modification Agreement between Matrix Tower and MSCS, a form of which is attached hereto as Exhibit DD and (b) the Lease

Termination Agreement between Matrix Tower and Matrix Capital Bank, a form of which is attached hereto as Exhibit EE (the "Lease Termination Agreement") and
(ii) Matrix Capital Bank will execute the Lease Termination Agreement.

    8.20 Other Agreements: Exhibit GG hereto lists all historical agreements and outstanding obligations between the Parties hereto and indicates which of such agreements and obligations will continue after the consummation of the Reorganization and the transactions contemplated herein and which agreements and obligations will be canceled (the "Canceled Agreements"). The Parties hereto hereby cancel the Canceled Agreements, each cancellation effective as of the date indicated on Exhibit GG.

    8.21   Innovest:    MG Colorado  Holdings  shall  cause  Innovest to consent
unconditionally to the assignment by Matrix Capital Bank of the Innovest license agreement identified in Schedule 1.6(d).

                         ARTICLE IX: CLOSING CONDITIONS

    9.1 Conditions to Obligations of MG Colorado Holdings, Bluff Point, and Optech Stockholders with Respect to the Closing. The obligations of MG Colorado Holdings, Bluff Point, and the Optech Stockholders under this Agreement with respect to the Closing are subject to the satisfaction at or prior to the Closing of the following conditions, but compliance with any of such conditions may be waived by MG Colorado Holdings:

          (a) All representations and warranties of MSCS Ventures, Matrix Capital Bank, Matrix Bancorp, Moody, and D'Amato contained in this Agreement are true and correct in all material respects (if qualified by materiality) or in all respects (if not qualified by materiality) at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing.

          (b) MSCS Ventures, Matrix Capital Bank, Matrix Bancorp, Moody and D'Amato have performed and complied with all the covenants and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing, including without limitation the delivery of all items required to be delivered by them pursuant to Section 1.3.

          (c) Matrix Capital Bank will have contributed the Trust Operations to MG Colorado Holdings (as more fully described in Section 1.6 hereto) or, if
(i)the Trust Operations Approvals have not yet been received and (ii) the other conditions to the Trust Operations Closing set forth in Section 9.2 hereof have not been met or waived, then Matrix Capital Bank and MG Colorado Holdings will have executed all documents reasonably necessary to effect such contribution, upon the receipt of such approvals identified in (i) and the satisfaction or waiver of the conditions identified in (ii), to MG Colorado Holdings in exchange for seventy-five thousand (75,000) shares of MG Colorado Holdings Stock, or, in the alternate, to effect the release from escrow of such shares upon the Expiration Date. Such seventy-five thousand (75,000) shares of MG Colorado Holdings Stock shall be held in escrow pursuant to Section 1.3(e).

          (d) As of the Closing Date, there is no pending or threatened litigation by any Person seeking to enjoin any aspect of the operation of the Trust Operations or the consummation of the transactions contemplated by this Agreement.

          (e)  D'Amato  has   delivered   to  MG  Colorado   Holdings  and  each
Contributing Party a certificate substantially in the form attached as Exhibit M to this Agreement.

          (f) Lee has delivered to MG Colorado Holdings and each Contributing Party a certificate substantially in the form attached as Exhibit N to this Agreement.

          (g) Matrix Bancorp has delivered to MG Colorado Holdings and each Contributing Party a secretary's certificate substantially in the form attached as Exhibit O to this Agreement.

          (h) Matrix Capital Bank has delivered to MG Colorado Holdings and each Contributing Party a secretary's certificate substantially in the form attached as Exhibit P to this Agreement.

          (i) Moody has delivered to MG Colorado Holdings and each Contributing Party a certificate substantially in the form attached as Exhibit S to this Agreement.

          (j) MSCS Ventures has delivered to MG Colorado Holdings and each Contributing Party a secretary's certificate substantially in the form attached as Exhibit T to this Agreement.

          (k) MSCS Ventures has delivered to MG Colorado Holdings and each Contributing Party a legal opinion substantially in the form attached as Exhibit X to this Agreement

          (l) Waivers of all rights under the Pre-Amendment Operating Agreement have been signed by MSCS Ventures, D'Amato, Lee and Moody.

          (m) The Stockholders Agreement has been signed by MSCS Ventures, D'Amato, Moody and Lee.

          (n) Matrix Capital Bank has executed the Amended and Restated Administrative Services Agreement and the Termination of Payment Agreement, forms of which are attached hereto as Exhibit F and Exhibit G respectively.

          (o) Matrix Capital Bank has executed the Termination and Transfer Amendment, a form of which is attached hereto as Exhibit H.

          (p) Matrix Capital Bank has executed the Termination and Transfer Amendment, a form of which is attached hereto as Exhibit I.

          (q) Matrix Bancorp has executed the Interim Services Agreement, a form of which is attached hereto as Exhibit J.

          (r) Matrix Capital Bank has executed the Banking Services Agreement, a form of which is attached hereto as Exhibit K.

          (s) The NASD has approved the application by MSCSFS of a change of ownership and control.

          (t) Matrix Capital Bank has executed the Escrow Agreement, a form of which is attached hereto as Exhibit BB.

          (u) MSCS has executed the License Agreement, a form of which is attached hereto as Exhibit CC.

          (v) Matrix Tower has executed the Lease Modification Agreement, a form of which is attached hereto as Exhibit DD.

          (w) Matrix Tower and Matrix Capital Bank have executed the Lease Termination Agreement a form of which is attached hereto as Exhibit EE.

    9.2 Conditions to Obligations of MG Colorado Holdings with Respect to the Trust Operations Closing. The obligations of MG Colorado Holdings under this Agreement with respect to the Trust Operations Closing are subject to the satisfaction at or prior to the Trust Operations Closing of the following conditions, but compliance with any of such conditions may be waived by MG Colorado Holdings:

          (a) Subject to Section 1.6 (last paragraph) and Section 8.3 (last two sentences), all representations and warranties of Matrix Capital Bank contained in this Agreement are true and correct in all material respects (if qualified by materiality) or in all respects (if not qualified by materiality) at and as of the Trust Operations Closing with the same effect as though such representations and warranties were made at and as of the Trust Operations Closing.

          (b) Matrix Capital Bank has performed and complied with all the covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Trust Operations Closing, including without limitation the delivery of all items required to be delivered by Matrix Capital Bank pursuant to Section 1.6.

          (c) Each and every of the Trust Operations Approvals shall have been received, in form and substance reasonably satisfactory to MG Colorado Holdings.

          (d) As of the Trust Operations Closing Date, there is no pending or threatened litigation by any Person seeking to enjoin any aspect of the operation of the Trust Operations or the consummation of the transactions contemplated at the Trust Operations Closing.

          (e) Matrix Capital Bank has delivered to MG Colorado Holdings and each Contributing Party a legal opinion substantially in the form attached as Exhibit V to this Agreement.

          (f) Matrix Capital Bank has delivered evidence reasonably satisfactory to MG Colorado Holdings that any Liens on the Acquired Assets have been released.

          (g) The updated Schedules called for by Section 1.6 and Section 8.3 shall have been accepted by MG Colorado Holdings in writing.

    9.3 Conditions to Obligations of MSCS Ventures, Matrix Capital Bank and Matrix Bancorp with Respect to the Closing. The obligations of MSCS Ventures,

Matrix Capital Bank and Matrix Bancorp under this Agreement with respect to the Closing are subject to the satisfaction at or prior to the Closing of the following conditions, but compliance with any of such conditions may be waived by Matrix Bancorp:

          (a) All representations and warranties of MG Colorado Holdings and each Contributing Party contained in this Agreement are true and correct in all material respects (if qualified by materiality) or in all respects (if not qualified by materiality) at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing.

          (b) MG Colorado Holdings and each Contributing Party have performed and complied with all the covenants and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing, including without limitation the delivery of all items required to be delivered by them pursuant to Section 1.3.

          (c)  D'Amato  has   delivered   to  MG  Colorado   Holdings  and  each
Contributing Party a certificate substantially in the form attached as Exhibit M to this Agreement.

          (d) Lee has delivered to MG Colorado Holdings and each Contributing Party a certificate substantially in the form attached as Exhibit N to this Agreement.

          (e) MG Partnership and Bluff Point have delivered to MG Colorado Holdings and each Contributing Party certificates substantially in the forms attached hereto as Exhibit R and Exhibit S to this Agreement.

          (f) Moody has delivered to MG Colorado Holdings and each Contributing Party a certificate substantially in the form attached as Exhibit S to this Agreement.

          (g) MG Colorado Holdings has delivered to the Contributing Parties a certificate of the secretary of MG Colorado Holdings, substantially in the form of Exhibit Q to this Agreement.

          (h) Optech has delivered to MG Colorado Holdings and each Contributing Party a secretary's certificate substantially in the form attached as Exhibit U to this Agreement.

          (i) Bluff Point and MG Partnership have delivered to MG Colorado Holdings and each Contributing Party legal opinions substantially in the forms attached as Exhibit AA and Exhibit Z to this Agreement.

          (j) MG Colorado Holdings has delivered to each Contributing Party a legal opinion substantially in the form attached as Exhibit W to this Agreement.

          (k) The Amended Operating Agreement, a form of which is attached as Exhibit E to this Agreement has been signed by Optech and MG Colorado Holdings.

          (l) Waivers of all rights under the Pre-Amendment Operating Agreement have been signed by Optech, D'Amato, Moody and Lee.

          (m) The Stockholders Agreement has been executed by MG Colorado Holdings and all MG Colorado Holdings Stockholders.

          (n) MSCS has executed the Amended and Restated Administrative Services Agreement and Termination of Payment Agreement, forms of which are attached hereto as Exhibit F and Exhibit G respectively.

          (o) MSCS has executed the Termination and Transfer Amendment, a form of which is attached hereto as Exhibit H.

          (p) MSCS Financial Services LLC has executed the Termination and Transfer Amendment, a form of which is attached hereto as Exhibit I.

          (q) MG Colorado Holdings has executed the Interim Services Agreement, a form of which is attached hereto as Exhibit J.

          (r) MG Colorado Holdings has executed the Banking Services Agreement, a form of which is attached hereto as Exhibit K.

          (s) Trust Entity and MG Colorado Holdings shall have applied for all necessary contractual, governmental and regulatory consents, orders or authorizations for the transfer by Matrix Capital Bank of the Trust Operations to MG Colorado Holdings and subsequently from MG Colorado Holdings to Trust Entity.

          (t) The NASD has approved the application by MSCFS of a change of ownership and control.

          (u) MG Colorado Holdings and EGS have executed the Escrow Agreement, a form of which is attached hereto as Exhibit BB.

    9.4 Conditions to Obligations of Matrix Capital Bank with Respect to the Trust Operations Closing. The obligations of Matrix Capital Bank under this Agreement with respect to the Trust Operations Closing are subject to the satisfaction at or prior to the Trust Operations Closing of the following conditions, but compliance with any of such conditions may be waived by Matrix Capital Bank:

          (a) All representations and warranties of MG Colorado Holdings contained in this Agreement are true and correct in all material respects (if qualified by materiality) or in all respects (if not qualified by materiality) at and as of the Trust Operations Closing with the same effect as though such representations and warranties were made at and as of the Trust Operations Closing.

          (b) MG Colorado Holdings has performed and complied with all the covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Trust Operations Closing, including without limitation the delivery of all items required to be delivered by Matrix Capital Bank pursuant to Section 1.6.

          (c) Each and every of the Trust Operations Approvals shall have been received, in form and substance reasonably satisfactory to Matrix Capital Bank.

          (d) As of the Trust Operations Closing Date, there is no pending or threatened litigation by any Person seeking to enjoin any aspect of the operation of the Trust Operations or the consummation of the transactions contemplated at the Trust Operations Closing.

          (e) MG Colorado Holdings and Trust Entity shall have executed and delivered to Matrix Capital Bank an executed assignment agreement satisfactory to Matrix Capital Bank.

          (f) MG Colorado Holdings has delivered to Matrix Capital Bank a legal opinion substantially in the form of Exhibit W hereto.

          (g) The updated Schedules called for by Section 1.6 and Section 8.3 shall have been accepted by MG Colorado Holdings in writing.

                           ARTICLE X: INDEMNIFICATION

    10.1 Indemnification. Notwithstanding any investigation by MG Colorado Holdings or any Contributing Party, MG Colorado Holdings and each Contributing Party, and their respective representatives, severally and not jointly, in accordance with their particular Contributions (the "Indemnifying Parties"), will as stated below indemnify and hold each other Party, their respective subsidiaries and Affiliates and their respective directors, officers, employees and agents (the "Indemnified Parties") harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses, including all court costs, litigation expenses and reasonable attorneys' fees (individually a "Loss," and collectively, "Losses"), that any Party may suffer or incur as a result of or relating to:

          (a) with respect to a Contributing Party and/or MG Colorado Holdings, the breach of any representation or warranty made by such Party in this Agreement or pursuant hereto or any allegation by a third party that would constitute such a breach;

          (b) with respect to a Contributing Party and/or MG Colorado Holdings, the breach of any covenant or agreement made by such Party in this Agreement or pursuant hereto or any allegation by a third party that would constitute such a breach;

          (c) with respect to a Contributing Party and/or MG Colorado Holdings, all taxes and any related fees or penalties allocable to such Contributing Party for any taxable period (or any portion thereof) ending on or before the Closing Date or the Trust Operations Closing Date, as applicable;

          (d) (i) with respect to Matrix Capital Bank, all costs of defending, or complying with any regulatory actions or proceedings relating to activities of the Trust Operations (other than the applications for regulatory approval of the transfer of the Trust Operations contemplated herein) prior to the date such Trust Operations are actually transferred to MG Colorado Holdings and (ii) with respect to MG Colorado Holdings and Trust Entity, all costs of defending, or complying with any regulatory actions or proceedings relating to activities of the Trust Operations (other than the applications for regulatory approval of the transfer of the Trust Operations contemplated herein) after the date such Trust Operations are actually transferred to MG Colorado Holdings or the Trust Entity;

          (e) (i) with respect to Matrix  Capital Bank, any Claim (as defined in
Section 10.3) commenced by any third party relating to actions or omissions of Matrix Capital Bank in connection with its operation of the Trust Operations prior to the Trust Operations Closing Date; and (ii) with respect to MG Colorado Holdings and Trust Entity, any Claim commenced by any third party relating to actions or omissions of MG Colorado Holdings or Trust Entity in connection with their operation of the Trust Operations after the Trust Operations Closing Date;

          (f) with respect to MG Colorado Holdings and Trust Entity, the failure by MG Colorado Holding and/or Trust Entity to discharge and pay timely the Assumed Obligations.

          (g) with respect to Matrix Capital Bank, any Claim arising out of or relating to the Excluded Assets.

     Notwithstanding anything in this Agreement to the contrary, each Contributing Party's liability under this Agreement shall be limited to the amount of such Party's respective Contribution (as valued herein); provided, however, that the potential liability of Matrix Bancorp and Matrix Capital Bank for Claims and Losses relating to the activities of the Trust Operations prior to Closing and/or its contribution of the Trust Operations to MG Colorado
Holdings shall be limited to an aggregate of seven hundred and fifty thousand dollars ($750,000) for all such Claims and Losses.

    10.2   Survival.

          (a) The Parties' representations and warranties and indemnification obligations made in or pursuant to this Agreement and the certificates attached as Exhibit M through Exhibit U hereto will survive the consummation of the transactions contemplated hereby until the date that is the second anniversary of the earlier of (i) the Expiration Date and (ii)(A) with respect to the representations and warranties given my Matrix Capital Bank pursuant to Article VII hereof the Trust Operations Closing Date, or (B) with respect to all other representations and obligations of the Contributing Parties and MG Colorado Holdings, the Closing Date; provided, that those related to taxes shall survive as long as the applicable statute of limitations and an additional six (6) months. Any representation or warranty the violation of which is made the basis of a claim for indemnification pursuant to Section 10.1(a) will survive until such claim is finally resolved if an Indemnified Party notifies an Indemnifying Party of such claim in reasonable detail prior to the date on which such representation or warranty would otherwise expire hereunder. Without limiting the foregoing, no claim for indemnification pursuant to Section 10.1(a) based on the breach or alleged breach of a representation or warranty may be asserted by an Indemnified Party after the date on which such representation or warranty expires hereunder.

          (b) The covenants and agreements of the Indemnified Parties and of the Indemnifying Parties made in or pursuant to this Agreement will survive the consummation of the transactions contemplated hereby to the extent identified in the various covenants and agreements in question.

    10.3 Notice. Any Indemnified Party entitled to receive indemnification under this Article X agrees to give prompt written notice to the Indemnifying Parties upon the occurrence of any indemnifiable Loss or the assertion of any claim or the commencement of any action or proceeding in respect of which such a Loss may reasonably be expected to occur (a "Claim"), but the Indemnified Party's failure to give such notice will not affect the obligations of the Indemnifying Party under this Article X except to the extent that the Indemnifying Party is materially prejudiced thereby. Such written notice will include a reference to the event or events forming the basis of such Loss or Claim and the amount involved, unless such amount is uncertain or contingent, in which event the Indemnified Party will give a later written notice when the amount becomes fixed.

    10.4   Defense of Claims.

          (a) The Indemnifying Party may elect to assume and control the defense of any Claim, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of expenses related thereto, if: (i) the Indemnifying Party acknowledges its obligation to indemnify the Indemnified

Party for any Losses resulting from such Claim; (ii) the Claim does not seek to impose any Liability on the Indemnified Party other than money damages; and
(iii) the Claim does not relate to the Indemnified Party's relationship with any customer or employee.

          (b) If the conditions of Section 10.4(a) are satisfied and the Indemnifying Party elects to assume and control the defense of a Claim, then:
(i) the Indemnifying Party will not be liable for any settlement of such Claim effected without its consent, which consent will not be unreasonably withheld;
(ii) the Indemnifying Party may settle such Claim without the consent of the Indemnified Party; and (iii) the Indemnified Party may employ separate counsel and participate in the defense thereof, but the Indemnified Party will be responsible for the fees and expenses of such counsel unless: (A) the Indemnifying Party has failed to adequately assume and actively conduct the defense of such Claim or to employ counsel with respect thereto; or (B) in the reasonable opinion of the Indemnified Party, a conflict of interest exists between the interests of the Indemnified Party and the Indemnifying Party that requires representation by separate counsel, in which case the fees and expenses of such separate counsel will be paid by the Indemnifying Party.

          (c) If the conditions of Section 10.4(a) are not satisfied, the Indemnified Party may assume the exclusive right to defend, compromise, or settle such Claim, but the Indemnifying Party will not be bound by any determination of a Claim so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

          The sole recourse and remedy of the Contributing Parties and MG Colorado Holdings for any inaccuracy in or breach of, or any breach of any obligations with respect to, or any other claims with respect to, any representation or warranty or alleged representation or warranty by or on behalf of any other Contributing Party contained in or made pursuant to this Agreement or any other certificate, schedule, exhibit, instrument, or document delivered pursuant hereto or thereto, shall be under the provisions of and to the extent provided in this Article X. Each of the Contributing Parties and MG Colorado Holdings shall comply with this Article X and will not assert any such inaccuracy, breach or claim or seek any recourse or remedy in respect thereof other than under the provisions of this Article X.

                      ARTICLE XI: NON-COMPETITION AGREEMENT

    11.1   Non-Competition.

          (a) Non-Competition. In consideration of the Reorganization, each of MSCS Ventures, Matrix Capital Bank, Matrix Bancorp, Bluff Point, Optech, and the Optech Stockholders (each a "Bound Party"), severally and not jointly, covenants to MG Colorado Holdings that, for a period of four (4) years from the Closing Date (the "Non-Competition Period"), neither it nor any subsidiary (including, but not limited to, with respect to Matrix Bancorp, Sterling Trust Company, a Texas corporation) or Affiliate of such Bound Party will, directly or indirectly (in any capacity, including as a stockholder, partner, member, investor, lender (other than ordinary course lending and other normal and customary banking relationships, such as depositary relationships, in the case of Matrix Capital
Bank), principal,  director, officer, employee, consultant or agent of any other
Person: (i) engage in, or have any financial interest in any Person other than MG Colorado Holdings that engages in, the business of developing, processing, marketing, distributing or selling a Competing Product or Service (each individually and collectively referred to as a "Competing Business") in the United States of America (the "Territory"), (ii) employ, or recruit or solicit, influence, or attempt to solicit or influence, any customer or any potential customer of MG Colorado Holdings within the Territory, or any Person that is, or within the 12-month period preceding the date of such activity was, a purchaser of any product or service from MG Colorado Holdings to purchase a Competing Product or Service from any Person other than MG Colorado Holdings or its Affiliates, or (iii) solicit for employment, any Person who is an employee of MG Colorado Holdings, Optech, MSCS or the Trust Entity. As used in this Agreement, a "Competing Product or Service" means: (i) the provision of automated mutual fund clearing and settlement services, through the National Securities Clearing Corporation (the "NSCC"), by a Bound Party on behalf of itself or on behalf of outside customers, including, but not limited to, financial institutions, trust companies, broker-dealers, and third party administrators (the "NSCC Services"),
(ii) obtaining or retaining membership with NSCC (other than "Settling Bank Only Member" status), or (iii) the provision of custodial and trust services to outside third party administrators or record keepers in connection with the NSCC Services. Notwithstanding anything herein to the contrary, the non-competition provisions of this Article XI shall not be applicable to (i) Innovest Systems, LLC ("Innovest") and the interests of any Bound Party in Innovest, with respect to any business activities that MSCS is not engaged in as of the date of this Agreement, or (ii) the use by Innovest Systems, LLC of software or other products pursuant to transactions entered into between Innovest Systems, LLC and Optech prior to the date of this Agreement.

          In consideration of the Reorganization, MG Colorado Holdings hereby covenants to Matrix Bancorp, MSCS Ventures and Matrix Capital Bank that, for a period of four (4) years from the Closing Date, neither it nor any subsidiary or Affiliate will, directly or indirectly, solicit for employment, any Person who is any employee of Matrix Bancorp, Matrix Capital Bank, MSCS Ventures or any of their respective subsidiaries or Affiliates (other than employees of the Trust Operations).

          (b) Termination upon Change in Control. If the majority of the capital stock of any Bound Party is acquired by an entity that was providing a Competing Product or Service prior to such acquisition, such Bound Party shall be released from the provisions of this Article XI, to the extent that such acquiring party is providing such Competing Product or Service; provided, however, that in the event that Matrix Bancorp or any of its associated Bound Parties is released from this Article XI pursuant to the foregoing provision, MG Colorado Holdings will have the option, immediately upon notification of such release, to terminate the Amended and Restated Administrative Services Agreement, a form of which is attached hereto as Exhibit F.

          (b) Exception. It will not be a violation of the restrictive covenant set forth in Section 11.1(a) for any Bound Party or any Affiliate of such Bound Party to invest in the publicly-traded equity securities of a Competing Business constituting less than five percent (5%) of the outstanding securities of such class.

          (c) Equitable Relief. Each Bound Party acknowledges and agrees that MG Colorado Holdings would be irreparably harmed by any violation of the restrictive covenant set forth in Section 11.1(a) and that, in addition to all other rights and remedies available to MG Colorado Holdings at law or in equity, MG Colorado Holdings will be entitled to injunctive and other equitable relief to prevent or enjoin any such violation. If any Bound Party, or any Affiliate of a Bound Party, violates Section 11.1(a), the period of time during which the provisions thereof are applicable will automatically be extended for a period of time equal to the time that such violation began until such violation permanently ceases.

          (d) Representations. Each Bound Party represents to MG Colorado Holdings that it is willing and able to engage in businesses that are not restricted pursuant to this Section 11.1 and that enforcement of the restrictive covenant set forth in this Section 11.1 will not be unduly burdensome to such Bound Party. Each Bound Party acknowledges that its agreement to the restrictive covenant set forth in this Section 11.1 is a material inducement and condition to MG Colorado Holdings' willingness to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder. Each Bound Party acknowledges and agrees that the restrictive covenant and remedies set forth in this Section 11.1 are reasonable as to time, geographic area and scope of activity and do not impose a greater restraint than is necessary to protect the goodwill and legitimate business interests of MG Colorado Holdings and its Affiliates.

          (e) Court Modification. Notwithstanding the foregoing, if the restrictive covenant set forth in this Section 11.1 is found by a court of competent jurisdiction to contain limitations as to time, geographic area or scope of activity that are not reasonable or not necessary to protect the goodwill or legitimate business interests of MG Colorado Holdings and its Affiliates, then such court is hereby authorized and directed to reform such provisions to the minimum extent necessary to cause the limitations contained in this Section 11.1 as to time, geographical area and scope of activity to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill and legitimate business interests of MG Colorado Holdings and its Affiliates.

                           ARTICLE XII: MISCELLANEOUS

    12.1 Notices. All notices required hereunder or pertaining hereto shall be in writing and shall be deemed delivered and effective upon either (a) five
(5) days after deposit in the U.S. mail, postage prepaid, (b) personal delivery,
(c) electronic confirmation of a telecopy transmission received in its entirety at the applicable telecopy number indicated below, after which the notice will be sent within two (2) business days by recognized express courier service, as specified in (d) below, or (d) the earliest of delivery, refusal of the addressee to accept delivery or failure of delivery after at least one attempt during normal business hours, in each case as such events are recorded in the ordinary business records of the delivery service, which will be by recognized express courier service (such as United Parcel Service), with all charges prepaid or charged to the sender's account, to the applicable address set forth below or at such other address as shall be specified in writing in accordance with this paragraph:

    if to MG Colorado Holdings, Optech or Lee:       with copies to:

    74 Trinity Place                                 Ellenoff Grossman & Schole LLP
    New York, New York 10006                         370 Lexington Avenue
    Attention:  Mr. Let Lee                          New York, New York 10017
                                                     Attention:  Barry I. Grossman, Esq.
                                                     Telecopy:  (212) 370-7889

    if to MG Partnership or Bluff Point:             with copies to:

    74 Trinity Place                                 Ellenoff Grossman & Schole LLP
    New York, New York 10006                         370 Lexington Avenue
    Attention:  Mr. Neil Q. Gabriele                 New York, New York 10017
                                                     Attention:  Barry I. Grossman, Esq.
                                                     Telecopy:  (212) 370-7889

    If to D'Amato:

    700 17th Street, 3rd floor
    Denver, CO 80202
    Attention:  Mr. R. Clifton D'Amato

    If to Moody:

    700 17th Street, 3rd floor
    Denver, CO 80202
    Attention:  Mr. John Moody

    If to MSCS Ventures, Matrix Bancorp or          with copies to:
    Matrix Capital Bank:

    700 17th Street, Suite 2100                     700 17th Street, Suite 2100
    Denver, CO 80202                                Denver, CO 80202
    Attention:  Mr. Richard V. Schmitz              Attention:  Allen McConnell


    12.2 Attorneys' Fees and Costs. If attorneys' fees or other costs are incurred to secure performance of any obligations hereunder, or to establish damages for the breach thereof or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party will be entitled to recover reasonable attorneys' fees and costs incurred in connection therewith.

    12.3 Brokers. Each Party to this Agreement represents to the other Parties that it has not incurred and will not incur any liability for brokers' or finders' fees or agents' commissions in connection with this Agreement or the transactions contemplated hereby.

    12.4 Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile) for the convenience of the Parties hereto, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

    12.5 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and will not in any way affect the meaning or interpretation of this Agreement.

    12.6 Assignment. This Agreement and the rights, interests and obligations hereunder may not be assigned or delegated by any Party hereto without the prior written consent of the other Parties, which consent will not be unreasonably withheld; provided that MG Colorado Holdings may assign its rights and obligations under this Agreement with respect to the Trust Operations or Acquired Assets to Trust Entity or any of the direct or indirect parent entities or subsidiaries of MG Colorado Holdings, or any successor to its business; provided, that any Party accepting an assignment pursuant to this Section 12.6 must assume all obligations hereunder, and further provided that an assignment whose purpose is to circumvent the assigning Party's obligations hereunder or to prevent any other Party from realizing it rights hereunder shall be void. This Agreement is not intended to confer any rights or benefits on any Person other than the Parties hereto, except to the extent specifically provided in Section 8.11.

    12.7 Severability. In the event that any provision of this Agreement is held invalid, illegal or unenforceable, such provision shall remain in full force and effect to the fullest extent permitted by law, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be effected or impaired thereby.

    12.8   Entire  Agreement,   Amendment.    This  Agreement  and  the  related
documents contained as Exhibits and Schedules hereto or expressly contemplated hereby contain the entire understanding of the parties relating to the subject matter hereof and supersede all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. All statements of the Contributing Parties contained in any schedule, certificate or other writing required under this Agreement to be delivered in connection with the transactions contemplated hereby will constitute representations and warranties of the Contributing Parties under this Agreement. The Exhibits, Schedules and the recitals to this Agreement are hereby incorporated by reference into and made a part of this Agreement for all purposes. This Agreement may be amended, supplemented or modified, and any provision hereof may be waived, only by written instrument making specific reference to this Agreement signed by all of the Parties hereto.

    12.9 Specific Performance, Remedies Not Exclusive. The Parties hereby acknowledge and agree that the failure of any Party to perform its agreements and covenants hereunder, including its failure to take all required actions on its part necessary to consummate the transactions contemplated hereby, will cause irreparable injury to the other Parties for which damages, even if available, will not be an adequate remedy. Accordingly, each Party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such Party's obligations and to the granting by any court of the remedy of specific performance of its obligations hereunder. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.

    12.10 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

    12.11 Drafting. Neither this Agreement nor any provision contained in this Agreement will be interpreted in favor of or against any Party hereto because such party or its legal counsel drafted this Agreement or such provision.

    12.12 Usage. Whenever the plural form of a word is used in this Agreement, that word will include the singular form of that word. Whenever the singular form of a word is used in this Agreement, that word will include the plural form of that word. The term "or" will not be interpreted as excluding any of the items described. The term "include" or any derivative of such term does not mean that the items following such term are the only types of such items.

    12.13   Certain Definitions.  For purposes of this Agreement:

          (a) the term "Affiliate" means, with respect to a specified Person, any other Person or member of a group of Persons acting together that, directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with, the specified Person.

          (b) the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          (c) the terms "Knowledge" and "known" and words of similar import mean that each Party hereto will be deemed to have "Knowledge" of a particular matter, and the particular matter will be deemed to be "known" by such Contributing Party, if such Contributing Party has actual knowledge of such matter or would reasonably be expected to have knowledge of such matter following reasonable inquiry of the appropriate employees and agents of such Contributing Party.

    12.14 Forum. Each of the Parties hereto hereby irrevocably submits to the jurisdiction of the state or federal courts located in the State of New York in any action, suit or proceeding brought against any other party hereto under or in connection with this Agreement, and hereby irrevocably waives, to the fullest extent each of them may effectively do so, any defense based on improper jurisdiction or venue including, without limitation, defenses based on forum non conveniens.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MG COLORADO HOLDINGS, INC.


By:
        Name:
        Title:



OPTECH SYSTEMS, INC.


By:
        Name:
        Title:



THE CONTRIBUTING PARTIES:


MCINERNEY/GABRIELE FAMILY                       BLUFF POINT ASSOCIATES CORP.
LIMITED PARTNERSHIP


By:                                             By:
       Name:                                           Name:
       Title:.........                                 Title:




MATRIX BANCORP, INC.                            MATRIX CAPITAL BANK


By:                                             By:
        Name:                                          Name:
        Title:                                         Title:

MSCS VENTURES, INC.


By:
        Name:                                   /s/ Let Lee
        Title:                                         Let Lee



/s/ R. Clifton D'Amato                          /s/ John H. Moody
        R. Clifton D'Amato                             John H. Moody